                                                                    EXHIBIT 4.01


--------------------------------------------------------------------------------




                            SUBORDINATED INDENTURE

                                    Between

                          EXODUS COMMUNICATIONS, INC.

                                      and

                           HSBC BANK USA, AS TRUSTEE


                         Dated as of February 9, 2001




--------------------------------------------------------------------------------

          TABLE SHOWING REFLECTION IN THIS SUBORDINATED INDENTURE OF
            CERTAIN PROVISIONS OF THE TRUST INDENTURE ACT OF 1939*

  Section of                                                       Section of
     Act                                                            Indenture
-------------------------------------------------------------------------------
310(a)(1)      ...................................................  7.08
310(a)(2)      ...................................................  7.08
310(a)(3)      ...................................................  Inapplicable
310(a)(4)      ...................................................  Inapplicable
310(a)(5)      ...................................................  7.08
310(b)         ...................................................  7.07
310(c)         ...................................................  Inapplicable
311(a)         ...................................................  7.12
311(b)         ...................................................  7.12
311(c)         ...................................................  Inapplicable
312(a)         ...................................................  5.01, 5.02(a)
312(b)         ...................................................  5.02(b)
312(c)         ...................................................  5.02(c)
313(a)         ...................................................  5.04(a)
313(b)(1)      ...................................................  Inapplicable
313(b)(2)      ...................................................  Inapplicable
313(c)         ...................................................  5.04(b)
313(d)         ...................................................  5.04(b)
314(a)(1)      ...................................................  5.03(a)
314(a)(2)      ...................................................  5.03(b)
314(a)(3)      ...................................................  5.03(c)
314(a)(4)      ...................................................  5.03(d)
314(b)         ...................................................  Inapplicable
314(c)         ...................................................  13.03
314(d)         ...................................................  Inapplicable
314(e)         ...................................................  13.03
314(f)         ...................................................  Omitted
315(a)         ...................................................  7.01
315(b)         ...................................................  6.10
315(c)         ...................................................  7.01
315(d)         ...................................................  7.01
315(e)         ...................................................  6.11
316(a)(1)      ...................................................  6.09
316(a)(2)      ...................................................  Omitted
316(b)         ...................................................  6.06
316(c)         ...................................................  6.09
317(a)         ...................................................  6.02, 6.03
317(b)         ...................................................  4.05
318(a)         ...................................................  13.05

___________________
* This Table is not part of the Subordinated Indenture.

                               TABLE OF CONTENTS

                                                                           Page
ARTICLE ONE  DEFINITIONS....................................................  1

     SECTION 1.01.  Certain Terms Defined...................................  1
          "Act".............................................................  2
          "Affiliate".......................................................  2
          "Agent"...........................................................  2
          "Authenticating Agent"............................................  2
          "Authorized Newspaper"............................................  2
          "Board of Directors"..............................................  2
          "Board Resolution"................................................  2
          "Business Day"....................................................  2
          "Commission"......................................................  2
          "Company".........................................................  3
          "Company Order"...................................................  3
          "Corporate Trust Office"..........................................  3
          "Coupon"..........................................................  3
          "covenant defeasance".............................................  3
          "Defaulted Interest"..............................................  3
          "Depository"......................................................  3
          "ECU".............................................................  3
          "Euro" or "euro"..................................................  3
          "Event of Default"................................................  3
          "Exchange Act"....................................................  4
          "Expiration Date".................................................  4
          "Foreign Currency"................................................  4
          "Holder," "Holder of Subordinated Securities," "Subordinated
             Securityholder"................................................  4
          "Interest Payment Date"...........................................  4
          "IRS".............................................................  4
          "Judgment Currency"...............................................  4
          "Local Business Day"..............................................  4
          "Officers' Certificate"...........................................  4
          "Opinion of Counsel"..............................................  4
          "Original Issue Date".............................................  4
          "Original Issue Discount Subordinated Security"...................  4
          "Outstanding".....................................................  5
          "Paying Agent"....................................................  6
          "Periodic Offering"...............................................  6
          "Person"..........................................................  6

                               TABLE OF CONTENTS
                                  (continued)

          "Predecessor Subordinated Security".................................................................    6
          "principal".........................................................................................    6
          "Record Date".......................................................................................    6
          "Register"..........................................................................................    6
          "Registered Global Subordinated Security"...........................................................    6
          "Registered Subordinated Security"..................................................................    6
          "Required Currency".................................................................................    6
          "Responsible Officer"...............................................................................    6
          "Senior Indebtedness................................................................................    7
          "Special Record Date"...............................................................................    7
          "Stated Maturity"...................................................................................    7
          "Subordinated Indenture"............................................................................    7
          "Subordinated Security" or "Subordinated Securities"................................................    7
          "Supplemental Subordinated Indenture"...............................................................    7
          "tranche"...........................................................................................    7
          "Trust Indenture Act"...............................................................................    7
          "Trustee"...........................................................................................    7
          "United States Dollars".............................................................................    8
          "Unregistered Subordinated Security"................................................................    8
          "U.S. Government Obligations".......................................................................    8
          "Yield to Maturity".................................................................................    8

ARTICLE TWO ISSUE, DESCRIPTION, EXECUTION, REGISTRATION, TRANSFER AND EXCHANGE  OF SUBORDINATED SECURITIES....    8

     SECTION 2.01.  Form Of Subordinated Securities and Trustee's Certificate Of Authentication...............    8
     SECTION 2.02.  Form of Trustee's Certificate of Authentication...........................................    9
     SECTION 2.03.  Amount Unlimited, Issuable in Series......................................................    9
     SECTION 2.04.  Execution of Subordinated Securities......................................................   12
     SECTION 2.05.  Authentication and Delivery of Subordinated Indentures....................................   12
     SECTION 2.06.  Certificate of Authentication.............................................................   14
     SECTION 2.07.  Denominations; Payment of Interest on Subordinated Securities.............................   15
     SECTION 2.08.  Registration, Transfer and Exchange of Subordinated Securities............................   16
     SECTION 2.09.  Mutilated, Defaced, Destroyed, Lost and Stolen Subordinated Securities....................   18
     SECTION 2.10.  Cancellation and Destruction of Surrendered Subordinated Securities.......................   19
     SECTION 2.11.  Temporary Subordinated Securities.........................................................   20
     SECTION 2.12.  Subordinated Securities in Global Form; Depositories......................................   20
     SECTION 2.13.  CUSIP Numbers.............................................................................   23
     SECTION 2.14.  Series May Include Tranches...............................................................   23

                               TABLE OF CONTENTS
                                  (continued)

ARTICLE THREE    REDEMPTION OF SUBORDINATED SECURITIES AND SINKING FUNDS..................................................   24
          SECTION 3.01.  Applicability of Article.........................................................................   24
          SECTION 3.02.  Notice of Redemption; Partial Redemptions........................................................   24
          SECTION 3.03.  Payment of Subordinated Securities Called for Redemption.........................................   25
          SECTION 3.04.  Exclusion of Certain Subordinated Securities From Eligibility for Selection for Redemption.......   26
          SECTION 3.05.  Mandatory and Optional Sinking Funds.............................................................   26

ARTICLE FOUR     PARTICULAR COVENANTS OF THE COMPANY......................................................................   29

          SECTION 4.01.  Payment of Principal of and Interest on Subordinated Securities..................................   29
          SECTION 4.02.  Corporate Existence of the Company; Consolidation, Merger, Sale or Transfer......................   29
          SECTION 4.03.  Maintenance of Offices or Agencies for Transfer, Registration, Exchange and Payment of Subordinated
                 Securities...............................................................................................   29
          SECTION 4.04.  Appointment to Fill a Vacancy in the Office of Trustee...........................................   30
          SECTION 4.05.  Duties of Paying Agent...........................................................................   30
          SECTION 4.06.  Notice of Default................................................................................   32
          SECTION 4.07.  Maintenance of Properties........................................................................   32
          SECTION 4.08.  Payment of Taxes and Other Claims................................................................   32
          SECTION 4.09.  Luxembourg Publications..........................................................................   32

ARTICLE FIVE     SUBORDINATED SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE...........................   33

          SECTION 5.01.  Company to Furnish Trustee Information as to the Names and Addresses of Subordinated
                 Securityholders..........................................................................................   33
          SECTION 5.02.  Preservation of Information; Communication to Subordinated Securityholders.......................   33
          SECTION 5.03.  Reports by Company...............................................................................   34
          SECTION 5.04.  Reports by Trustee...............................................................................   35

ARTICLE SIX      REMEDIES OF THE TRUSTEE AND SUBORDINATED SECURITYHOLDERS ON EVENT OF DEFAULT.............................   35

          SECTION 6.01.  Events of Default; Acceleration, Waiver of Default And Restoration of Position and Rights........   35
          SECTION 6.02.  Covenant of Company to Pay to Trustee Whole Amount Due on Subordinated Securities on Default in
                 Payment of Interest or Principal.........................................................................   38
          SECTION 6.03.  Trustee May File Proofs of Claim.................................................................   39
          SECTION 6.04.  Trustee May Enforce Claims Without Possession of Subordinated Securities.........................   40

                               TABLE OF CONTENTS
                                  (continued)

          SECTION 6.05.  Application of Moneys Collected by Trustee......................................................... 40
          SECTION 6.06.  Limitation on Suits by Holders of Subordinated Security............................................ 41
          SECTION 6.07.  Rights and Remedies Cumulative..................................................................... 42
          SECTION 6.08.  Delay or Omission Not Waiver....................................................................... 42
          SECTION 6.09.  Control by Holders; Waiver of Past Defaults........................................................ 42
          SECTION 6.10.  Trustee to Give Notice of Defaults Known to it, But May Withhold in Certain Circumstances.......... 43
          SECTION 6.11.  Requirement of an Undertaking to Pay Costs in Certain Suits Under the Subordinated Indenture or
               Against the Trustee.......................................................................................... 44
          SECTION 6.12.  Waiver of Stay, or Extension Laws.................................................................. 44

ARTICLE SEVEN  CONCERNING THE TRUSTEE....................................................................................... 44

          SECTION 7.01.  Certain Duties and Responsibilities of Trustee..................................................... 44
          SECTION 7.02.  Certain Rights of Trustee.......................................................................... 45
          SECTION 7.03.  Trustee Not Responsible for Recitals or Application of Proceeds.................................... 46
          SECTION 7.04.  Trustee May Own Subordinated Securities or Coupons................................................. 47
          SECTION 7.05.  Moneys Received by Trustee to be Held in Trust..................................................... 47
          SECTION 7.06.  Trustee Entitled to Compensation, Reimbursement and Indemnity...................................... 47
          SECTION 7.07.  Disqualification; Conflicting Interest............................................................. 47
          SECTION 7.08.  Requirements for Eligibility of Trustee............................................................ 47
          SECTION 7.09.  Resignation and Removal of Trustee; Appointment of Successor....................................... 48
          SECTION 7.10.  Acceptance of Appointment by Successor Trustee..................................................... 49
          SECTION 7.11.  Successor to Trustee by Merger, Consolidation or Succession to Business............................ 50
          SECTION 7.12.  Preferential Collection of Claims Against Company.................................................. 51
          SECTION 7.13.  Appointment of Authenticating Agent................................................................ 51

ARTICLE EIGHT  CONCERNING THE SUBORDINATED SECURITYHOLDERS.................................................................. 53

          SECTION 8.01.  Evidence of Action by Subordinated Securityholders................................................. 53
          SECTION 8.02.  Proof of Execution of Instruments and of Holding of Subordinated Securities........................ 53
          SECTION 8.03.  Who May be Deemed Owners of Subordinated Securities................................................ 53
          SECTION 8.04.  Subordinated Securities Owned by the Company or Controlled or Controlling Persons Disregarded for
                   Certain Purposes......................................................................................... 54
          SECTION 8.05.  Instruments Executed by Subordinated Securityholders Bind Future Holders........................... 55

                               TABLE OF CONTENTS
                                  (continued)

ARTICLE NINE   SUBORDINATED SECURITYHOLDERS' MEETINGS.................................................................  55

                  SECTION 9.01.  Purposes for Which Meetings May be Called............................................  55
                  SECTION 9.02.  Manner of Calling Meetings...........................................................  56
                  SECTION 9.03.  Call of Meeting by the Company or Subordinated Securityholders.......................  56
                  SECTION 9.04.  Who May Attend and Vote at Meetings..................................................  56
                  SECTION 9.05.  Regulations May be Made by Trustee; Conduct of the Meeting; Voting Rights;
                         Adjournment..................................................................................  56
                  SECTION 9.06.  Manner of Voting at Meetings and Record to be Kept...................................  57
                  SECTION 9.07.  Exercise of Rights of Trustee and Subordinated Securityholders Not to be Hindered
                         or Delayed...................................................................................  58

ARTICLE TEN    SUPPLEMENTAL SUBORDINATED INDENTURES...................................................................  58

                  SECTION 10.01.  Purposes for Which Supplemental Subordinated Indentures May be Entered into
                         Without Consent of Subordinated Securityholders..............................................  58
                  SECTION 10.02.  Modification of Subordinated Indenture With Consent of Holders of Subordinated
                         Securities...................................................................................  59
                  SECTION 10.03.  Effect of Supplemental Subordinated Indentures......................................  60
                  SECTION 10.04.  Subordinated Securities May Bear Notation of Changes by Supplemental Subordinated
                         Indentures...................................................................................  61

ARTICLE ELEVEN  DISCHARGE; DEFEASANCE.................................................................................  61

                  SECTION 11.01.  Satisfaction and Discharge of Subordinated Indenture................................  61
                  SECTION 11.02.  Application by Trustee of Funds Deposited for Payment of Subordinated Securities....  65
                  SECTION 11.03.  Repayment of Moneys Held by Paying Agent............................................  65
                  SECTION 11.04.  Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years...........  65
                  SECTION 11.05.  Indemnity for U.S. Government of Obligations........................................  66

ARTICLE TWELVE  IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.......................................  66

                  SECTION 12.01.  Incorporators, Stockholders, Officers and Directors of Company Exempt from
                         Individual Liability.........................................................................  66

ARTICLE THIRTEEN  MISCELLANEOUS PROVISIONS............................................................................  66

                  SECTION 13.01.  Successors and Assigns of the Company Bound by Subordinated Indenture...............  66
                  SECTION 13.02.  Notices; Effectiveness..............................................................  66
                  SECTION 13.03.  Compliance Certificates and Opinions................................................  68
                  SECTION 13.04.  Days on Which Payment to be Made, Notice Given or Other Action Taken................  68

                               TABLE OF CONTENTS
                                  (continued)

          SECTION 13.05.  Provisions Required by Trust Indenture Act to Control.......................................  69
          SECTION 13.06.  Governing Law...............................................................................  69
          SECTION 13.07.  Effect of Headings..........................................................................  69
          SECTION 13.08.  Subordinated Securities in a Foreign Currency or in ECU.....................................  69
          SECTION 13.09.  Judgment Currency...........................................................................  70
          SECTION 13.10.  Provisions of the Subordinated Indenture and Subordinated Securities for the Sole Benefit
                    of the Parties and the Subordinated Securityholders...............................................  70
          SECTION 13.11.  Acts of Holders; Record Dates...............................................................  70
          SECTION 13.12.  Notices and Demands on Holders of Subordinated Securities and Coupons.......................  72
          SECTION 13.13.  Separability................................................................................  73
          SECTION 13.14.  Subordinated Indenture May be Executed in Counterparts......................................  73

ARTICLE FOURTEEN  SUBORDINATION OF SECURITIES.........................................................................  73

          SECTION 14.01.  Securities Subordinated to Senior Indebtedness..............................................  73
          SECTION 14.02.  Subrogation.................................................................................  74
          SECTION 14.03.  Obligation of the Company Unconditional.....................................................  75
          SECTION 14.04.  Payments on Subordinated Securities Permitted...............................................  75
          SECTION 14.05.  Effectuation of Subordinated by Trustee.....................................................  75
          SECTION 14.06.  Knowledge of Trustee........................................................................  76
          SECTION 14.07.  Trustee May Hold Senior Indebtedness........................................................  76
          SECTION 14.08.  Rights of Holders of Senior Indebtedness Not Impaired.......................................  76

     THIS SUBORDINATED INDENTURE, dated as of February 9, 2001, between EXODUS COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and HSBC BANK USA, a banking corporation and trust company duly organized and existing under the laws of the State of New York, as trustee (the "Trustee").

                                  WITNESSETH:

     WHEREAS, the Company has duly authorized the issuance, sale, execution and delivery, from time to time, of its unsecured evidences of subordinated indebtedness (hereinafter referred to as the "Subordinated Securities"), without limit as to principal amount, issuable in one or more series, the amount and terms of each such series to be determined as hereinafter provided; and, to provide the terms and conditions upon which the Subordinated Securities are to be issued, authenticated and delivered, the Company has duly authorized the execution and delivery of this Subordinated Indenture; and

     WHEREAS, all acts and things necessary to make the Subordinated Securities, when executed by the Company and authenticated and delivered by the Trustee as in this Subordinated Indenture provided, the valid, binding and legal subordinated obligations of the Company, and to constitute this Subordinated Indenture a valid indenture and agreement according to its terms, have been done and performed, and the execution of this Subordinated Indenture and the issuance hereunder of the Subordinated Securities have in all respects been duly authorized;

     NOW, THEREFORE, THIS SUBORDINATED INDENTURE

                                  WITNESSETH:

     That in order to declare the terms and conditions upon which the Subordinated Securities are to be issued, authenticated and delivered, and in consideration of the premises and of the purchase and acceptance of the Subordinated Securities by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Subordinated Securities or of any series thereof, as follows:

                                  ARTICLE ONE


                                  DEFINITIONS

     SECTION 1.01.  Certain Terms Defined.  For all purposes of this
                    ---------------------
Subordinated Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article One have the meanings assigned to them in this Article One, and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein shall have the meanings assigned to them, and all computations herein provided for shall be made, in accordance with generally accepted accounting principles in the United States of America, and the term

"generally accepted accounting principles" shall mean such principles as they exist at the date of applicability thereof; and

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Subordinated Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act" of the Holders shall have the meaning set forth in Section 13.11.

     "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with") when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agent" means any registrar, Paying Agent, transfer agent or Authenticating Agent.

     "Authenticating Agent" shall the meaning set forth in Section 7.13.

     "Authorized Newspaper" means a newspaper (which, in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern Edition) and in the case of London, will, if practicable, be the Financial Times (London Edition) and, in the case of Luxembourg, will, if practicable be the Luxembourg
Wort), published in an official language of the country of publication, customarily published at least once a day for at least five days in each calendar week and of general circulation in The City of New York, London or Luxembourg, as applicable. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

     "Board of Directors" means the board of directors of the Company, or any duly authorized committee of such board of directors.

     "Board Resolution" means one or more resolutions of the Board of Directors certified by the Secretary or by an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification and delivered to the Trustee.

     "Business Day" means, with respect to any Subordinated Security, any day other than a Saturday or Sunday or a day on which banks and trust companies in the municipality (or in any of the municipalities, if more than one) in which amounts are payable, as specified in the form of such Subordinated Security, are authorized or required by any applicable law, executive order or regulation to remain closed.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this

Subordinated Indenture such Commission is not existing and performing the duties theretofore assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means Exodus Communications, Inc., a Delaware corporation, until a successor corporation shall have become such pursuant to the applicable provisions hereof, and thereafter "Company" shall mean such successor Company.

     "Company Order" means a written statement, request or order of the Company signed in its name by the Chairman of the Board of Directors, the President or Chief Executive Officer or any Vice President, and by the Treasurer, or an Assistant Treasurer, or the Controller, or an Assistant Controller, or the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

     "Corporate Trust Office" means the corporate trust office of the Trustee of a series of Subordinated Securities at which at any particular time its corporate trust business shall be administered, which office on the date of execution of this Subordinated Indenture is located at 140 Broadway, New York, New York 10005, except that with respect to presentation of Subordinated Securities of a series for payment or for registration of transfer or exchange such term shall mean the office or agency of the Trustee of such series designated for such purpose, which office or agency on the date of execution of this Subordinated Indenture is located at 140 Broadway, New York, New York 10005.

     "Coupon" means any interest coupon appertaining to an Unregistered Subordinated Security.

     "covenant defeasance" shall have the meaning set forth in Section 11.01(C).

     "Defaulted Interest" shall have the meaning set forth in Section 2.07.

     "Depository" means, with respect to the Subordinated Securities of any series issuable or issued in whole or in part in the form of one or more Registered Global Subordinated Securities, the Person designated as depository by the Company pursuant to Section 2.03 of this Subordinated Indenture until a successor depository shall have become such pursuant to the applicable provisions of this Subordinated Indenture, and thereafter the term "Depository" shall mean or include each Person who is then a depository hereunder, and if at any time there is more than one such Person, "Depository" as used with respect to the Subordinated Securities of any such series shall mean the Depository with respect to the Subordinated Securities of that series.

     "ECU" means the European Currency Unit as defined and revised from time to time by the European Monetary System of the European Community and/or Euros.

     "Euro" or "euro" means the currency adopted by those countries participating in the third stage of the European Monetary Union.

     "Event of Default," with respect to Subordinated Securities of any series, means any event specified as such in Section 6.01 and any other event as may be established with respect to the Subordinated Securities of such series as permitted by Section 2.03. An Event of Default shall "exist" if an Event of Default shall have occurred and be continuing.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Expiration Date" shall have the meaning set forth in Section 13.11.

     "Foreign Currency" means a currency issued by the government of a country other than the United States of America.

     "Holder," "Holder of Subordinated Securities," "Subordinated Securityholder" or any other similar term means (a) in the case of any Registered Subordinated Security, the person in whose name such Subordinated Security is registered in the Register kept by the Company for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Subordinated Security, the bearer of such Subordinated Security, or any Coupon appertaining thereto, as the case may be.

     "Interest Payment Date," when used with respect to any Subordinated Security, means the Stated Maturity of an installment of interest on such Subordinated Security.

     "IRS" means the Internal Revenue Service of the United States Department of the Treasury, or any successor entity.

     "Judgment Currency" shall have the meaning set forth in Section 13.09.

     "Local Business Day" shall have the meaning set forth in Section 13.02(a).

     "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, any Vice-Chairman of the Board of Directors, the President or Chief Executive Officer or any Vice-President and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Trustee. Each such certificate shall comply with the requirements of Section 314(c) of the Trust Indenture Act and Section 13.03 of this Subordinated Indenture.

     "Opinion of Counsel" means a written opinion of legal counsel, who may be an employee of the Company and who shall be acceptable to the Trustee. Each such opinion shall comply with the requirements of Section 314(c) of the Trust Indenture Act and Section 13.03 of this Subordinated Indenture.

     "Original Issue Date" of any Subordinated Security (or portion thereof) means the earlier of (a) the date of such Subordinated Security or (b) the date of any Subordinated Security (or portion thereof) for which such Subordinated Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

     "Original Issue Discount Subordinated Security" means (a) any Subordinated Security which provides for an amount less than the principal amount thereof to be due and payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01 or (b) any other Subordinated Security which for United States Federal income tax purposes would be considered an original issue discount security.

     "Outstanding," when used with reference to Subordinated Securities, subject to the provisions of Section 8.04, means, as of the date of determination, all Subordinated Securities theretofore authenticated and delivered under this Subordinated Indenture, except:

          (a) Subordinated Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Subordinated Securities, or portions thereof, for whose payment or redemption moneys or U.S. Government Obligations (as provided in Section 11.01) in the necessary amount have been theretofore deposited with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company (if the Company shall act as its own Paying Agent) in trust for the Holders of such Subordinated Securities, provided that if such Subordinated Securities or portions thereof are to be redeemed prior to the Stated Maturity thereof, notice of such redemption has been duly given as provided in Article Three hereof, or provision therefor satisfactory to the Trustee has been made;

          (c) Subordinated Securities in exchange for or in lieu of which other Subordinated Securities shall have been authenticated and delivered under this Subordinated Indenture; and

          (d) Subordinated Securities alleged to have been destroyed, lost or stolen which have been paid as provided in Section 2.09 hereof.

     In determining whether the Holders of the requisite principal amount of Outstanding Subordinated Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder as of any date,
(A) the principal amount of an Original Issue Discount Subordinated Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination if a declaration of acceleration of the maturity thereof pursuant to Section 6.01 had been made, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Subordinated Security is not determinable, the principal amount of such Subordinated Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by
Section 2.03, (C) the principal amount of a Subordinated Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the United States Dollar equivalent, determined as of such date in the manner provided as contemplated by Section 2.03, of the principal amount of such Subordinated Security (or, in the case of a Subordinated Security described in clause (A) or (B) above, of the amount determined as provided in such clause), and (D) Subordinated Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Subordinated Securities which the Trustee knows to be so owned shall be so disregarded. Subordinated Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Subordinated Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, and any interest on any Subordinated Securities on behalf of the Company.

     "Periodic Offering" means an offering of Subordinated Securities of a series from time to time, the specific terms of which Subordinated Securities, including, without limitation, the rate or rates of interest, if any, thereon, the Stated Maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Subordinated Securities.

     "Person" means an individual, a corporation, a partnership, a limited liability company, a joint venture, an association, a joint stock company, a trust, an unincorporated organization, or a government or any agency, authority or political subdivision thereof or any other entity.

     "Predecessor Subordinated Security" of any particular Subordinated Security means every previous Subordinated Security evidencing all or a portion of the same debt as that evidenced by such particular Subordinated Security; and, for the purposes of this definition, any Subordinated Security authenticated and delivered under Section 2.05 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Subordinated Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Subordinated Security.

     "principal," whenever used with reference to the Subordinated Securities or any Subordinated Security or any portion thereof, shall be deemed to include "and premium, if any," provided, however, that such inclusion of premium, if any, shall under no circumstances result in the double counting of such premium for the purpose of any calculation required hereunder.

     "Record Date" for the interest payable on any Interest Payment Date on any series of Subordinated Securities means the date specified as such in the Subordinated Securities of such series.

     "Register" shall have the meaning set forth in Section 2.08.

     "Registered Global Subordinated Security" means a Subordinated Security evidencing all or a portion of a series of Registered Subordinated Securities, issued to the Depositary for such series in accordance with Section 2.12, and bearing the legend prescribed in Section 2.12 and any other legend required by the Depositary for such series.

     "Registered Subordinated Security" means any Subordinated Security established pursuant to Section 2.03 which is registered on the Register of the Company.

     "Required Currency" shall have the meaning set forth in Section 13.09.

     "Responsible Officer," when used with respect to the Trustee, means any Vice-President, any Assistant Secretary, any Assistant Treasurer, any cashier, any assistant cashier, any trust officer, any assistant controller or any other officer of the Trustee customarily performing corporate trust functions on behalf of the Trustee and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of such Person's knowledge of and familiarity with the particular subject.

     "Senior Indebtedness" means (i) the principal of and premium, if any, and unpaid interest on indebtedness for money borrowed, (ii) purchase money and similar obligations, (iii) obligations under capital leases, (iv) guarantees, assumptions or purchase commitments relating to, or other transactions as a result of which the Company is responsible for the payment of, such indebtedness of others, (v) renewals, extensions and refunding of any such indebtedness, (vi) interest or obligations in respect of any such indebtedness accruing after the commencement of any insolvency or bankruptcy proceedings and (vii) obligations associated with derivative products such as interest rate and currency exchange contracts, foreign exchange contracts, commodity contracts, and similar arrangements, unless, in each case, the instrument by which the Company incurred, assumed or guaranteed the indebtedness or obligations described in clauses (i) through (vii) hereof expressly provides that such indebtedness or obligation is subordinate or junior in right or payment to any other indebtedness or obligation of the Company.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.07.

     "Stated Maturity," when used with respect to any Subordinated Security or any installment of principal thereof or interest thereon, means the date specified in such Subordinated Security or a Coupon representing such installment of interest as the fixed date on which the principal of such Subordinated Security or such installment of principal or interest is due and payable.

     "Subordinated Indenture" means this instrument as originally executed, or as it may from time to time be supplemented, modified or amended, as provided herein, and shall include the form and terms of particular series of Subordinated Securities established in accordance with the provisions of Sections 2.03 and 2.04.

     "Subordinated Security" or "Subordinated Securities" means any security or securities of the Company without regard to series, authenticated and delivered under this Subordinated Indenture; provided, that if at any time there is more than one Person acting as Trustee under this Subordinated Indenture, the term "Subordinated Securities," with respect to any such Person, shall mean Subordinated Securities authenticated and delivered under this Subordinated Indenture, exclusive, however, of Subordinated Securities of any series as to which such Person is not Trustee.

     "Supplemental Subordinated Indenture" means a subordinated indenture supplemental hereto as such Supplemental Subordinated Indenture may be originally executed, or as it may from time to time be supplemented, modified or amended, as provided herein and therein.

     "tranche" shall have the meaning set forth in Section 2.14.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended as of the date of this Subordinated Indenture.

     "Trustee" means the Person named as such in the first paragraph of this Subordinated Indenture until a successor Trustee shall have become such with respect to one or more series of Subordinated Securities pursuant to the applicable provisions of this Subordinated Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and, if at any time there is more than one such Person, "Trustee," as used with respect to the Subordinated Securities of any series, shall mean the Trustee with respect to the Subordinated Securities of such series.

     "United States Dollars" means the lawful currency of the United States of America.

     "Unregistered Subordinated Security" means any Subordinated Security other than a Registered Subordinated Security.

     "U.S. Government Obligations" shall have the meaning set forth in Section 11.01.

     "Yield to Maturity" means the yield to maturity on a series of Subordinated Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

                                  ARTICLE TWO


                 ISSUE, DESCRIPTION, EXECUTION, REGISTRATION,
               TRANSFER AND EXCHANGE OF SUBORDINATED SECURITIES

     SECTION 2.01.  Form of Subordinated Securities and Trustee's Certificate of
                    ------------------------------------------------------------
Authentication.  The Subordinated Securities of each series and the Coupons, if
--------------
any, to be attached thereto shall be in such form (not inconsistent with this Subordinated Indenture) as shall be established by or pursuant to one or more Board Resolutions and as set forth in an Officers' Certificate or established in one or more Supplemental Subordinated Indentures, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Subordinated Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements thereon as the Board of Directors may deem appropriate and as are not inconsistent with the provisions of this Subordinated Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Subordinated Securities of such series may be listed, or to conform to usage, all as may be determined by the officers executing such Subordinated Securities and Coupons, if any, as evidenced by their execution of such Subordinated Securities and Coupons (but which do not affect the rights or duties of the Trustee).

     If the forms of Subordinated Securities or Coupons of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.04 for the authentication and delivery of such Subordinated Securities or Coupons.

     The definitive Subordinated Securities and Coupons, if any, and each Global Subordinated Security may be printed, lithographed or fully or partly engraved or produced in any other manner, all as determined by the officers executing such Subordinated Securities and Coupons, if any, as evidenced by their execution thereof.

     SECTION 2.02.  Form of Trustee's Certificate of Authentication.  Subject to
                    -----------------------------------------------
Section 7.14, the Trustee's certificate of authentication on all Subordinated Securities shall be in substantially the following form:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Subordinated Securities, of the series designated herein, referred to in the within-mentioned Subordinated Indenture.

                              HSBC Bank USA, as Trustee

                              By ____________________________________
                                      Authorized Officer

     SECTION 2.03.  Amount Unlimited, Issuable in Series.
                    ------------------------------------

     (a) The aggregate principal amount of Subordinated Securities which may be authenticated and delivered under this Subordinated Indenture is not limited. The Subordinated Securities may be issued in one or more series.

     The following terms and provisions of each series of Subordinated Securities shall be established in or pursuant to one or more Board Resolutions and set forth in an Officers' Certificate detailing such establishment or established in one or more Supplemental Subordinated Indentures prior to the issuance of Subordinated Securities of any series:

          (1) the designation of the series of Subordinated Securities of the series (which shall distinguish the Subordinated Securities of such series from all other series of Subordinated Securities) and which may be part of a series of Subordinated Securities previously issued;

          (2) any limit upon the aggregate principal amount of the particular series of Subordinated Securities which may be executed, authenticated and delivered under this Subordinated Indenture; provided, however, that nothing contained in this Section 2.03 or elsewhere in this Subordinated Indenture or in the Subordinated Securities or in an Officers' Certificate or in a Supplemental Subordinated Indenture is intended to or shall limit execution by the Company or authentication and delivery by the Trustee of Subordinated Securities under the circumstances contemplated by Sections 2.08, 2.09, 2.11, 3.03 and 10.04;

          (3) if other than United States Dollars, the currency or currencies, including composite currencies, in which principal of and interest and any premium on such series of Subordinated Securities shall be payable, if any;

          (4) the Stated Maturity for payment of principal of such series of Subordinated Securities and any sinking fund or analogous provisions;

          (5) the rate or rates at which the Subordinated Securities of such series shall bear interest, if any, the date or dates from which such interest shall accrue and on which such interest shall be payable, the terms and conditions of any deferral of interest and the additional interest, if any, thereon, the right, if any, of the Company to extend the time for payment of interest, the terms and duration of such extension rights and (in the case of Registered Subordinated Securities) the date or dates on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

          (6) the place or places where the principal of and any interest on Subordinated Securities of any series shall be payable, where such Subordinated Securities may be surrendered for registration of transfer, where such Subordinated Securities may be surrendered for exchange and where notice and demands to or upon the Company in respect of such Subordinated Securities and this Subordinated Indenture may be served, if other than as provided in Section 4.03;

          (7) the right, if any, of the Company to redeem Subordinated Securities of the series, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which Subordinated Securities of the series may be so redeemed, pursuant to any sinking fund or otherwise;

          (8) the obligation, if any, of the Company to redeem, purchase or repay Subordinated Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any terms and conditions upon which Subordinated Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

          (9) if other than denominations of $1,000 or [_]1,000, as the case may be, and any integral multiple thereof, in the case of Registered Subordinated Securities, or $1,000 and $5,000 or [_]1,000 and [_]5,000 in the case of Unregistered Subordinated Securities, the denominations in which such series of Subordinated Securities shall be issuable;

          (10) the percentage of the principal amount at which the Subordinated Securities of the series will be issued, and, if other than the principal amount thereof, the portion of the principal amount of such series of Subordinated Securities which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01;

          (11) if other than the currency or currencies in which the Subordinated Securities of the series are denominated, the currency or currencies, including composite currencies or currency units, in which payment of the principal of or interest on the Subordinated Securities of such series shall be payable;

          (12) if the principal of or interest on the Subordinated Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency other than that in which the Subordinated Securities of the series are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (13) if the amount of payments or principal of or interest on the Subordinated Securities of the series may be determined with reference to an index or formula based on a coin, currency, composite currency or currency unit other than that in which the Subordinated Securities of the series are denominated, the manner in which such amounts shall be determined;

          (14) whether the Subordinated Securities of the series will be issuable as Registered Subordinated Securities (and if such Subordinated Securities will be issuable as Registered Global Subordinated Securities, the Depository for such Registered Global Securities and any additional terms and conditions relating to such Registered Global Subordinated Securities not set forth in this Subordinated Indenture) or Unregistered Subordinated Securities (with or without Coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Subordinated Securities or the payment of interest thereon and, if other than as provided in
Section 2.08, the terms upon which Unregistered Subordinated Securities of any series may be exchanged for Registered Subordinated Securities of such series and vice versa;

          (15) whether and under what circumstances the Company will pay additional amounts on the Subordinated Securities of the series held by a Person who is not a U.S. Person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem the Subordinated Securities of the series rather than pay such additional amounts;

          (16) if the Subordinated Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Subordinated Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

          (17) any trustees, depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Subordinated Securities of such series;

          (18) any additional Events of Default or covenants with respect to the Subordinated Securities of the series not set forth herein;

          (19) the terms of subordination applicable to such series of Subordinated Securities;

          (20) the terms and conditions, if any, upon which any Subordinated Securities of such series may or shall be converted or exchanged into other instruments or other forms of property of the Company or its subsidiaries, including without limitation, securities of another Person held by the Company or its Affiliates, and if so the terms thereof; and

          (21) any other terms of such series of Subordinated Securities (which terms shall not be inconsistent with the provisions of this Subordinated Indenture).

     (b) All Subordinated Securities of any one series and Coupons, if any, appertaining thereto shall be substantially identical except (i) that any series may have serial maturities and different interest rates for different maturities, (ii) in the case of Registered Subordinated Securities as to denomination and the differences herein specified between Registered Global Subordinated Securities and Registered Subordinated Securities issued in definitive form and (iii) as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or Supplemental Subordinated Indenture relating to such series of Subordinated Securities. All Subordinated Securities of any one series need not be issued at the same time, and, unless otherwise provided in the Officers' Certificate or Supplemental

Subordinated Indenture relating to such series, a series may be reopened for issuances of additional Subordinated Securities of such series.

     SECTION 2.04.  Execution of Subordinated Securities.  The Subordinated
                    ------------------------------------
Securities and each Coupon appertaining thereto, if any, shall be executed manually or in facsimile, by any two of the Chairman of the Board, Chief Executive Officer, the President, and Vice President, the Secretary, any Assistant Secretary, the Chief Financial Officer, the Treasurer or any Assistant Treasurer of the Company under its corporate seal (except in the case of Coupons), which may be affixed thereto or printed, engraved or otherwise reproduced thereon, by facsimile or otherwise attested by its Secretary or one of its Assistant Secretaries.

     In case any officer of the Company who shall have signed any of the Subordinated Securities or Coupons, if any, (manually or in facsimile) shall cease to be such officer before the Subordinated Securities or Coupons so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Subordinated Securities or Coupons nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Subordinated Securities or Coupons had not ceased to be such officer of the Company. Also, any Subordinated Security or Coupon may be signed on behalf of the Company by such Persons as on the actual date of execution of such Subordinated Security or Coupon shall be the proper officers of the Company, although at the date of the execution of this Subordinated Indenture or on the nominal date of such Subordinated Security any such Person was not such officer.

     SECTION 2.05.  Authentication and Delivery of Subordinated Indentures.
                    ------------------------------------------------------

          At any time and from time to time after the execution and delivery of this Subordinated Indenture, the Company may deliver Subordinated Securities of any series having attached thereto appropriate Coupons, if any, executed by the Company to the Trustee for authentication by it together with the applicable documents referred to below in this Section 2.05, and the Trustee shall thereupon authenticate and deliver said Subordinated Securities (or if only a single Subordinated Security, such Subordinated Security) and Coupons, if any, in accordance with the Company Order described below. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which instructions, if oral, shall be promptly confirmed in writing. In authenticating such Subordinated Securities and accepting the additional responsibilities under this Subordinated Indenture in relation to such Subordinated Securities, the Trustee shall be entitled to receive (in the case of subparagraphs (2), (3) and (4) below only at or before the time of the first issuance of the Subordinated Securities of such series, provided that, after any such first delivery, any separate request by the Company that the Trustee authenticate Subordinated Securities of such series for original issue will be deemed to be a certification by the Company that all conditions precedent provided for in this Subordinated Indenture relating to authentication and delivery of such Subordinated Securities continue to be complied with) and (subject to Section 7.01) shall be fully protected in relying upon:

          (1) a Company Order requesting such authentication and setting forth delivery instructions if the Subordinated Securities and Coupons, if any, are not to be delivered to the Company, provided that, with respect to Subordinated Securities of a series subject to a Periodic Offering, (a) such Company Order may be delivered by the Company to the Trustee prior to the delivery to the Trustee of such Subordinated Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Subordinated Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to a Company Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by a Company Order, (c) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Subordinated Securities of such series shall be determined by a Company Order or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by a Company Order and (d) if provided for in such procedures such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which instructions, if oral, shall be promptly confirmed in writing;

          (2) any Board Resolution, Officers' Certificate and/or executed Supplemental Subordinated Indenture referred to in Section 2.01 and 2.03 by or pursuant to which the forms and terms of the Subordinated Securities and Coupons, if any, were established;

          (3) an Officers' Certificate (i) setting forth the form or forms and terms of the Subordinated Securities and Coupons, if any, (ii) stating that the form or forms and terms of the Subordinated Securities and Coupons, if any, have been established pursuant to Sections 2.01 and 2.03 and comply with this Subordinated Indenture, and (iii) complying with Section 13.03 and (iv) covering such other matters as the Trustee may reasonably request; and

          (4) an Opinion of Counsel complying with Section 13.03 stating:

              (a) that the form or forms of the Subordinated Securities and Coupons, if any, have been duly authorized and established by or pursuant to a Board Resolution and an Officers' Certificate or by a Supplemental Subordinated Indenture and in conformity with the provisions of this Subordinated Indenture;

              (b) that, in the case of an underwritten offering, the terms of the Subordinated Securities have been duly authorized and established by or pursuant to a Board Resolution and an Officers' Certificate or by a Supplemental Subordinated Indenture and in conformity with the provisions of this Subordinated Indenture, and, in the case of an offering that is not underwritten, certain terms of the Subordinated Securities have been established pursuant to a Board Resolution, and an Officers' Certificate or a Supplemental Subordinated Indenture in accordance with this Subordinated Indenture, and when such other terms as are to be established pursuant to procedures set forth in a Company Order shall have been established, all such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Subordinated Indenture;

              (c) that such Subordinated Securities, together with the Coupons, if any, appertaining thereto, when executed and issued by the Company and authenticated by the Trustee in accordance with the provisions of this Subordinated Indenture and duly paid for by the purchasers thereof, and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, entitled to the benefits provided by this Subordinated Indenture, enforceable in accordance with their respective terms, except as any rights thereunder may be limited by the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally; the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law; the effect of applicable court decisions invoking statutes or principles of equity, which have held that certain covenants and provisions of agreements are unenforceable where the breach of such covenants or provisions imposes restrictions or burdens upon a borrower, and it cannot be demonstrated that the enforcement of such restrictions or burdens is necessary for the protection of the creditor, or which have held that the creditor's enforcement of such covenants or provisions under the circumstances would have violated the creditor's covenants of good faith and fair dealing implied under California law; and the effect of California statutes and rules of law which cannot be waived prospectively by a borrower, and such counsel need express no opinion with regard to the enforceability of Section
7.06 or of a judgment denominated in a currency other than United States
Dollars;

               (d) that all applicable Federal laws and requirements in respect of the execution and delivery of such Subordinated Securities have been complied with; and

               (e) such other matters as the Trustee may reasonably request.

          In rendering such opinions, any counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium, fraudulent transfer and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely upon opinions of other counsel (copies of which shall be delivered to the Trustee), who shall be reasonably acceptable to the Trustee, in which case the opinion shall state that such counsel believes he and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

          The Trustee shall have the right to decline to authenticate and deliver any Subordinated Securities (i) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken, (ii) if the Trustee in good faith by its board of directors, executive committee or a committee of directors or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or (iii) if the issue of such Subordinated Securities would affect the Trustee's own rights, duties or immunities under the Subordinated Securities, this Subordinated Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     SECTION 2.06.  Certificate of Authentication.  Only such Subordinated
                    -----------------------------
Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Subordinated Indenture or be valid or obligatory for any purpose. No Coupon shall be entitled to the benefits of this Subordinated Indenture or shall be valid and obligatory for any purpose until the certificate of authentication on the Subordinated Security to which such Coupon appertains shall have been duly executed by the Trustee. The execution of such certificate by the Trustee upon any Subordinated Security executed by the Company shall be conclusive evidence that the Subordinated Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Subordinated Indenture.

     SECTION 2.07.  Denominations; Payment of Interest on Subordinated
                    --------------------------------------------------
                    Securities.
                    ----------

     (a) The Subordinated Securities of each series may be issued as Registered Subordinated Securities or Unregistered Subordinated Securities in denominations all as shall be specified as contemplated by Section 2.03. In the absence of such provisions with respect to the Registered Subordinated Securities of any series, the Subordinated Securities of such series (other than any Registered Global Subordinated Securities) shall be issued in denominations of $1,000 (or
(euro) 1,000, as applicable) and any integral multiple thereof. If denominations of Unregistered Subordinated Securities of any series are not so established, such Subordinated Securities shall be issuable in denominations of $1,000 and $5,000 (or (euro) 1,000 and (euro) 5,000). The Subordinated Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof (but which shall not affect the rights or duties of the Trustee).

     (b) If the Subordinated Securities of any series shall bear interest, each Subordinated Security of such series shall bear interest from the applicable date at the rate per annum specified in the Officers' Certificate or Supplemental Subordinated Indenture with respect to such series of Subordinated Securities. Unless otherwise specified in the Officers' Certificate or Supplemental Subordinated Indenture with respect to the Subordinated Securities of any series, interest on the Subordinated Securities of such series shall be computed on the basis of a 360-day year of twelve 30-day months. Such interest shall be payable on the Interest Payment Dates specified in the Officers' Certificate or Supplemental Subordinated Indenture with respect to such series of Subordinated Securities. The Person in whose name any Registered Subordinated Security (or one or more Predecessor Subordinated Securities) is registered at the close of business on the applicable Record Date for the series of which such Subordinated Security is a part shall be entitled to receive the interest payable thereon on such Interest Payment Date notwithstanding the cancellation of such Subordinated Security upon any transfer or exchange thereof subsequent to such Record Date and prior to such Interest Payment Date unless such Subordinated Security shall have been called for redemption on a Redemption Date which is subsequent to such Record Date and prior to such Interest Payment Date or unless the Company shall default in the payment of interest due on such Interest Payment Date on any Subordinated Security of such series.

     Any interest on any Registered Subordinated Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Record Date solely by virtue of such Holder having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names such Registered Subordinated Securities (or their respective Predecessor Subordinated Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Subordinated Security and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the next sentence hereof), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of a Registered Subordinated Security of such series at such Holder's address as it appears in the Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Subordinated Securities of such series are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following subsection (2).

     (2) The Company may make payment of any Defaulted Interest on the Subordinated Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which such Subordinated Securities may be listed and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this subsection, such manner of payment shall be deemed practicable by the Trustee.

     Interest on Subordinated Securities of any series that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Register.

     Subject to the foregoing provisions of this Section 2.07, each Subordinated Security delivered under this Subordinated Indenture upon registration of transfer of or in exchange for or in lieu of any other Subordinated Security shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Subordinated Security and each such Subordinated Security shall bear interest from such date, such that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

     SECTION 2.08.  Registration, Transfer and Exchange of Subordinated
                    ---------------------------------------------------
Securities.  Except as specifically otherwise provided herein with respect to
----------
Registered Global Subordinated Securities, Subordinated Securities of any series may be exchanged for a like aggregate principal amount of Subordinated Securities of the same series of other authorized denominations. Subordinated Securities to be exchanged shall be surrendered at the offices or agencies to be maintained in accordance with the provisions of Section 4.03 and the Company shall execute the Subordinated Security or Subordinated Securities, and the Trustee shall authenticate and deliver in exchange therefor the Subordinated Security or Subordinated Securities which the Subordinated Securityholder making the exchange shall be entitled to receive.

     The Company shall keep or cause to be kept, at one or more of the offices or agencies to be maintained by the Company in accordance with the provisions of
Section 4.03 with respect to the Subordinated Securities of each series, a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Registered Subordinated Securities of such series and the transfer of Registered Subordinated Securities of such series as in this Article provided. The Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Register shall be open for inspection by the Trustee and any registrar of the Subordinated Securities of such series other than the Trustee. Upon due presentment for transfer of any Subordinated Security of any series at the offices or agencies of the Company to be maintained in accordance with Section
4.03 with respect to the Registered Subordinated Securities of such series, the Company shall execute a new Subordinated Security and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Subordinated Security or Registered Subordinated Securities of the same series for a like aggregate principal amount of authorized denominations. Notwithstanding any other provisions of this Section 2.08, unless and until it is exchanged in whole or in part for Registered Subordinated Securities in definitive form, a Global Subordinated Security representing all or a portion of the Registered Subordinated Securities of a series may not be transferred except as a whole by the Depository for such series to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository for such series or a nominee of such successor Depository.

     Unregistered Subordinated Securities (except for any temporary global Unregistered Subordinated Securities) and Coupons (except for Coupons attached to any temporary global Unregistered Subordinated Securities) shall be transferable by delivery.

     At the option of the Holder thereof, Registered Subordinated Securities of any series (other than a Registered Global Subordinated Security, except as set forth below) may be exchanged for a Registered Subordinated Security or Registered Subordinated Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such Registered Subordinated Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 4.03 and upon payment, if the Company shall so require, of the charges hereinafter provided. If the Subordinated Securities of any series are issued in both registered and unregistered form, except as otherwise established pursuant to
Section 2.03, at the option of the Holder thereof, Unregistered Subordinated Securities of any series may be exchanged for Registered Subordinated Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Subordinated Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 4.03, with, in the case of Unregistered Subordinated Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Company shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Subordinated Securities of any series, maturity date, interest rate and original issue date are issued in more than one authorized denomination, except as otherwise established pursuant to Section 2.03, such Unregistered Subordinated Securities may be exchanged for Unregistered Subordinated Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such

Unregistered Subordinated Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 4.03, with, in the case of Unregistered Subordinated Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Company shall so require, of the charges hereinafter provided. Registered Subordinated Securities of any series may not be exchanged for Unregistered Subordinated Securities of such series unless (1) otherwise specified pursuant to Section 2.03 and (2) the Company has delivered to the Trustee an Opinion of Counsel that (x) the Company has received from the Internal Revenue Service a ruling or (y) since the date hereof, there has been a change in the applicable United States federal income tax law, in either case to the effect that the inclusion of terms permitting Registered Subordinated Securities to be exchanged for Unregistered Subordinated Securities would result in no United States federal income tax effect adverse to the Company or to any Holder. Whenever any Subordinated Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Subordinated Securities which the Holder making the exchange is entitled to receive. All Subordinated Securities and Coupons, if any, surrendered upon any exchange or transfer provided for in this Subordinated Indenture shall be promptly cancelled and disposed of by the Trustee, and the Trustee shall deliver a certificate of disposition thereof to the Company.

     All Registered Subordinated Securities of any series presented or surrendered for exchange, transfer, redemption, conversion or payment shall, if so required by the Company or the Trustee, be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company and any registar of the Subordinated Securities of such series, duly executed by the registered Holder or by such Person's attorney duly authorized in writing.

     No service charge shall be made for any exchange or registration of transfer of Subordinated Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     The Company shall not be required to exchange or transfer (a) any Subordinated Securities of any series during a period beginning at the opening of business 15 days before the day of the first publication or the mailing (if there is no publication) of a notice of redemption of Subordinated Securities of such series and ending at the close of business on the day of such publication or mailing or (b) any Subordinated Securities called or selected for redemption in whole or in part, except, in the case of Subordinated Securities called for redemption in part, the portion thereof not so called for redemption in whole or in part or during a period beginning at the opening of business on any Record Date for such series and ending at the close of business on the relevant Interest Payment Date therefor.

     SECTION 2.09.  Mutilated, Defaced, Destroyed, Lost and Stolen Subordinated
                    -----------------------------------------------------------
Securities.  In case any temporary or definitive Subordinated Security or any
----------
Coupon appertaining to any Subordinated Security shall be mutilated, defaced, destroyed, lost or stolen, the Company in its discretion may execute and, upon the written request of any officer of the Company, the Trustee shall authenticate and deliver, a new Subordinated Security of the same series, maturity date, interest rate and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Subordinated Security, or in lieu of and in substitution for the Subordinated Security so destroyed, lost or stolen, with Coupons corresponding to the Coupons appertaining to the Subordinated Securities so mutilated, defaced, destroyed, lost or stolen, or in exchange or substitution for the Subordinated Security to which such mutilated, defaced, destroyed, lost or stolen Coupon appertained, with Coupons appertaining thereto corresponding to the Coupons so mutilated, defaced, destroyed, lost or stolen. In every case the applicant for a substitute Subordinated Security or Coupon shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Subordinated Security or Coupon and of the ownership thereof, and in the case of mutilation or defacement shall surrender the Subordinated Security and related Coupons to the Trustee or such agent.

     Upon the issuance of any substitute Subordinated Security or Coupon, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) or its agent connected therewith. In case any Subordinated Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Company may instead of issuing a substitute Subordinated Security, pay or authorize the payment of the same or the relevant Coupon (without surrender thereof except in the case of a mutilated or defaced Subordinated Security or Coupon), if the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Subordinated Security or Coupons and of the ownership thereof.

     Every substitute Subordinated Security or Coupon of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Subordinated Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Subordinated Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Subordinated Indenture equally and proportionately with any and all other Subordinated Securities or Coupons of such series duly authenticated and delivered hereunder. All Subordinated Securities and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Subordinated Securities and Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     SECTION 2.10.  Cancellation and Destruction of Surrendered Subordinated
                    --------------------------------------------------------
Securities.  All Subordinated Securities and Coupons surrendered for payment,
----------
redemption, transfer, conversion or exchange, or for credit against any payment in respect of a sinking or analogous fund, if any, shall, if surrendered to the Company, the Trustee or any agent of the Company or of the Trustee, be delivered to the Trustee, and the same, together with Subordinated Securities surrendered to the Trustee for cancellation, shall be canceled by it and thereafter disposed of by it as directed by the Company, and no Subordinated Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Subordinated Indenture.

The Trustee shall destroy canceled Subordinated Securities and Coupons and deliver a certificate of destruction thereof to the Company unless, by a Company Order, the Company shall direct that canceled Subordinated Securities be returned to it. If the Company shall purchase or otherwise acquire any of the Subordinated Securities and Coupons, however, such purchase or acquisition shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Subordinated Securities or Coupons unless and until the Company, at its option, shall deliver or surrender the same to the Trustee for cancellation.

     SECTION 2.11.  Temporary Subordinated Securities.  Pending the preparation
                    ---------------------------------
of definitive Subordinated Securities of any series, the Company may execute and, upon a Company Order the Trustee shall authenticate and deliver, temporary Subordinated Securities of such series which are printed, lithographed, typewritten or otherwise produced, in each case satisfactory to the Trustee. Temporary Subordinated Securities of any series shall be issuable as Registered Subordinated Securities without Coupons, or as Unregistered Subordinated Securities with or without Coupons attached thereto of any authorized denomination, and substantially in the form of the definitive Subordinated Securities of such series but with such appropriate omissions, insertions, substitutions and other variations as the officers executing such Subordinated Securities may determine, as evidenced by their execution of such Subordinated Securities (but which do not affect the rights or duties of the Trustee). Every such temporary Subordinated Security shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Subordinated Securities. If temporary Subordinated Securities are issued, the Company will cause definitive Subordinated Securities to be prepared without unreasonable delay. After the preparation of definitive Subordinated Securities, the temporary Subordinated Securities of such series shall be exchangeable for definitive Subordinated Securities upon surrender of the temporary Subordinated Securities without charge to the Holder at the offices or agencies to be maintained by the Company as provided in Section 4.03 with respect to the Subordinated Securities of such series and in the case of Unregistered Subordinated Securities, at any agency maintained by the Company for such purpose as specified pursuant to Section 2.03. Upon surrender for cancellation of any one or more temporary Subordinated Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange for such temporary Subordinated Securities an equal aggregate principal amount of definitive Subordinated Securities of such series and, in the case of Unregistered Subordinated Securities, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Subordinated Securities of any series shall in all respects be entitled to the benefits of this Subordinated Indenture and interest thereon, when and as payable, shall be paid to the registered owners thereof. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Subordinated Securities of any series that may be established pursuant to
Section 2.03 (including any provision that Unregistered Subordinated Securities of such series initially be issued in the form of a single global Unregistered Subordinated Security to be delivered to a depositary or agency located outside the United States and the procedures pursuant to which definitive Unregistered Subordinated Securities of such series would be issued in exchange for such temporary global Unregistered Subordinated Security).

     SECTION 2.12.  Subordinated Securities in Global Form; Depositories.  (a)
                    ----------------------------------------------------
Each Registered Global Subordinated Security shall: (i) represent and be denominated in an aggregate amount equal to the aggregate principal amount of the Subordinated Securities of the series to be represented by such Registered Global Subordinated Security, (ii) be registered in the name of either the Depository for such Registered Global Subordinated Security or the nominee of such Depository, (iii) be delivered by the Trustee to such Depository or pursuant to such Depository's written instruction and (iv) bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Subordinated Securities in definitive form, this Registered Global Subordinated Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any nominee to a successor Depository or a nominee of any successor Depository." The notation of the record owner's interest in such Registered Global Subordinated Security upon the original issuance thereof shall be deemed to be delivered in connection with the original issuance of each beneficial owner's interest in such Registered Global Subordinated Security. Without limiting the foregoing, the Company and the Trustee shall have no responsibility, obligation or liability with respect to: (x) the maintenance, review or accuracy of the records of the Depository or of any of its participating organizations with respect to any ownership interest in or payments with respect to such Registered Global Subordinated Security, (y) any communication with or delivery of any notice (including notices of redemption) with respect to the series of Subordinated Securities represented by the Registered Global Subordinated Security to any Person having any ownership interest in such Registered Global Subordinated Security or to any of the Depository's participating organizations or (z) any payment made on account of any beneficial ownership interest in such Registered Global Subordinated Security.

     (b) If any Subordinated Security of a series is issuable in the form of a Registered Global Subordinated Security or Subordinated Securities, each such Registered Global Subordinated Security may provide that it shall represent the aggregate amount of Outstanding Subordinated Securities of such series from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Subordinated Securities of such series represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Registered Global Subordinated Security to reflect the amount of Outstanding Subordinated Securities of a series represented thereby shall be made by the Trustee and in such manner as shall be specified on such Registered Global Subordinated Security. Any instructions by the Company with respect to a Registered Global Subordinated Security, after its initial issuance, shall be in writing but need not comply with Section 13.03 of this Subordinated Indenture.

     (c) Each Depository designated pursuant to the provisions of Section 2.03 of this Subordinated Indenture for a Registered Global Subordinated Security must, at the time of its designation and at all times while it serves as a depositary, be a clearing agency registered under the Exchange Act, and any other applicable statute or regulation. If at any time the Depository for the Subordinated Securities of a series notifies the Company that it is unwilling or unable to continue as Depository for the Subordinated Securities of such series or if at any time the Depository for the Subordinated Securities of such series shall no longer be eligible under this Section 2.12, the Company shall appoint a successor Depository with respect to the Subordinated Securities of such series. If a successor Depository for the Subordinated Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or learns of such ineligibility, the Company shall execute and the Company shall, by Company Order, direct the Trustee to authenticate and deliver definitive Subordinated Securities of such series in authorized denominations in exchange for the Registered Global Subordinated Security or Subordinated Securities. Upon receipt of such Company Order, the Trustee shall thereupon authenticate and deliver the definitive Subordinated Securities of such series in the same aggregate principal amount as the Registered Global Subordinated Security or Subordinated Securities representing such series in exchange for such Registered Global Subordinated Security or Subordinated Securities, in accordance with the provisions of subsection (e) of this Section 2.12, without any further corporate action by the Company.

     (d) The Company may at any time and in its sole discretion determine that the Registered Subordinated Securities of any series issued in the form of one or more Registered Global Subordinated Securities shall no longer be represented by such Registered Global Subordinated Security or Subordinated Securities. In such event, the Company will execute and, upon receipt of a Company Order, the Trustee shall thereupon authenticate and deliver Subordinated Securities of such series in definitive form and in authorized denominations in an aggregate principal amount equal to the principal amount of the Registered Global Subordinated Security or Subordinated Securities representing such series in exchange for such Registered Global Subordinated Security or Subordinated Securities, in accordance with the provisions of subsection (e) of this Section
2.12 without any further corporate action by the Company.

     (e) Upon any exchange hereunder of the Registered Global Subordinated Security or Subordinated Securities for Subordinated Securities in definitive form, such Registered Global Subordinated Security or Subordinated Securities shall be canceled by the Trustee. Registered Subordinated Securities issued hereunder in exchange for the Registered Global Subordinated Security or Subordinated Securities shall be registered in such names and in such authorized denominations as the Depository for such Registered Global Subordinated Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such definitive Subordinated Securities in exchange for the Registered Global Subordinated Security or Subordinated Securities to the persons in whose name such definitive Subordinated Securities have been registered in accordance with the written directions of the Depository.

     (f) Any time the Registered Subordinated Securities of any series are not in the form of Registered Global Subordinated Securities pursuant to the preceding two paragraphs, the Company agrees to supply the Trustee with a reasonable supply of certified Registered Subordinated Securities without the legend required by this Section 2.12 and the Trustee agrees to hold such Registered Subordinated Securities in safekeeping until authenticated and delivered pursuant to the terms of this Subordinated Indenture.

     If established by the Company pursuant to Section 2.03 with respect to any Registered Global Subordinated Security, the Depositary for such Registered Global Subordinated Security may surrender such Registered Global Subordinated Security in exchange in whole or in part for Subordinated Securities of the same series and tenor in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee, upon Company Order, shall authenticate and deliver, without service charge,

          (i) to the Person specified by such Depositary, new Registered Subordinated Securities of the same series and tenor, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Subordinated Security; and

          (ii) to such Depositary, a new Registered Global Subordinated Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Subordinated Security and the aggregate principal amount of Registered Subordinated Securities authenticated and delivered pursuant to clause (i) above.

     Registered Subordinated Securities issued in exchange for a Registered Global Subordinated Security pursuant to this Section 2.12 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Subordinated Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Trustee in writing. The Trustee or such agent shall deliver such Subordinated Securities to or as directed by the Persons in whose names such Subordinated Securities are so registered.

     All Subordinated Securities issued upon any transfer or exchange of Subordinated Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Subordinated Securities surrendered upon such transfer or exchange.

     Notwithstanding anything herein or in the forms or terms of any Subordinated Securities to the contrary, none of the Company, the Trustee or any agent of the Company or the Trustee shall be required to exchange any Unregistered Subordinated Security for a Registered Subordinated Security if such exchange would result in adverse Federal income tax consequences to the Company (such as, for example, the inability of the Company to deduct from its income, as computed for Federal income tax purposes, the interest payable on the Unregistered Subordinated Securities) under then applicable United States Federal income tax laws. The Trustee and any such agent shall be entitled to rely on an Officers' Certificate and an Opinion of Counsel in determining such result.

     SECTION 2.13.  CUSIP Numbers.  The Company in issuing the Subordinated
                    -------------
Securities may use "CUSIP" and "CINS" numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers or CINS numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders and no representation shall be made as to the correctness of such numbers either as printed on the Subordinated Securities or as contained in any notice of redemption or exchange.

     SECTION 2.14.  Series May Include Tranches.  A series of Subordinated
                    ---------------------------
Securities may include one or more tranches (each a "tranche") of Subordinated Securities, including Subordinated Securities issued in a Periodic Offering.
The Subordinated Securities of different tranches may have one or more different terms, including authentication dates and public offering prices, but all the Subordinated Securities within each such tranche shall have identical terms, including authentication date and public offering price. Notwithstanding any other provisions of this Subordinated Indenture, with respect to Sections 2.04 through 2.12, 3.01 through 3.05, 4.03, 6.01 through 6.12, 10.02 and 11.01 through 11.05, if any series of Subordinated Securities includes more than one tranche, all provisions of such sections applicable to any series of Subordinated Securities shall be deemed equally applicable to each tranche of any series of Subordinated Securities in the same manner as though originally designated a series unless otherwise provided with respect to such series or tranche pursuant to

Section 2.03. In particular, and without limiting the scope of the next preceding sentence, any of the provisions of such sections which provide for or permit action to be taken with respect to a series of Subordinated Securities shall also be deemed to provide for and permit such action to be taken instead only with respect to Subordinated Securities of one or more tranches within that series (and such provisions shall be deemed satisfied thereby), even if no comparable action is taken with respect to Subordinated Securities in the remaining tranches of that series.

                                 ARTICLE THREE

            REDEMPTION OF SUBORDINATED SECURITIES AND SINKING FUNDS

     SECTION 3.01.  Applicability of Article.  The provisions of this Article
                    ------------------------
shall be applicable to the Subordinated Securities of any series which are redeemable before their Stated Maturity or to any sinking fund for the retirement of Subordinated Securities of a series except as otherwise specified as contemplated by Section 2.03 for Subordinated Securities of such series.

     SECTION 3.02.  Notice of Redemption; Partial Redemptions.  Notice of
                    -----------------------------------------
redemption to the Holders of Registered Subordinated Securities of any series to be redeemed as a whole or in part at the option of the Company shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Subordinated Securities of such series at their last addresses as they shall appear upon the Register. Notice of redemption to the Holders of Unregistered Subordinated Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least 30 days and not more than 60 prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Company, the Trustee shall make such information available to the Company for such purpose). Notice of redemption to all other Holders of Unregistered Subordinated Securities shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York and in an Authorized Newspaper in London (and, if required by Section 4.09, in an Authorized Newspaper in Luxembourg), in each case, once in each of three successive calendar weeks, the first publication to be not less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Subordinated Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of such Subordinated Security of such series.

     The notice of redemption to each such Holder shall specify the principal amount of each Subordinated Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Subordinated Securities and, in the case of Subordinated Securities with Coupons attached thereto, of all Coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Subordinated Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Subordinated Security, a new Subordinated Security or Subordinated Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

     The notice of redemption of Subordinated Securities of any series to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     On or before the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 4.05) an amount of money sufficient to redeem on the redemption date all the Subordinated Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. The Company will deliver to the Trustee at least 70 days prior to the date fixed for redemption, or such shorter period as shall be acceptable to the Trustee, an Officers' Certificate stating the aggregate principal amount of Subordinated Securities to be redeemed on the date fixed for redemption. In case of a redemption at the election of the Company prior to the expiration of any restriction on such redemption, the Company shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officers' Certificate stating that such restriction has been complied with.

     If less than all the Subordinated Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, in its sole discretion, Subordinated Securities of such series to be redeemed in whole or in part. Subordinated Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Subordinated Securities of such series or any multiple thereof. The Trustee shall promptly notify the Company in writing of the Subordinated Securities of such series selected for redemption and, in the case of any Subordinated Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Subordinated Indenture, unless the context otherwise requires, all provisions relating to the redemption of Subordinated Securities of any series shall relate, in the case of any Subordinated Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Subordinated Security which has been or is to be redeemed.

     SECTION 3.03.  Payment of Subordinated Securities Called for Redemption.
                    --------------------------------------------------------
If notice of redemption has been given as above provided, the Subordinated Securities or portions of Subordinated Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Subordinated Securities at the redemption price, together with interest accrued to said date) interest on the Subordinated Securities or portions of Subordinated Securities so called for redemption shall cease to accrue, and the unmatured Coupons, if any, appertaining thereto shall be void, and, except as provided in Sections 7.05 and 11.04, such Subordinated Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Subordinated Indenture, and the Holders thereof shall have no right in respect of such Subordinated Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Subordinated Securities at a place of payment specified in said notice, together with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, said Subordinated Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided, that payment of interest becoming due on or prior to the date fixed for redemption shall be payable in the case of Subordinated Securities with Coupons attached thereto, to the Holders of the Coupons for such interest upon surrender thereof, and in the case of Registered Subordinated Securities, to the Holder of such Registered Subordinated Securities registered as such on the relevant record date, subject to the terms and provisions of Section 2.03 and 2.07 hereof.

     If any Subordinated Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Subordinated Security) borne by such Subordinated Security.

     If any Subordinated Security with Coupons attached thereto is surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

     Upon presentation of any Subordinated Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Subordinated Security or Subordinated Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Subordinated Security so presented.

     SECTION 3.04.  Exclusion of Certain Subordinated Securities From
                    -------------------------------------------------
Eligibility for Selection for Redemption.  Subordinated Securities shall be
----------------------------------------
excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or (b) an entity specifically identified in such Officers' Ceritficate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

     SECTION 3.05.  Mandatory and Optional Sinking Funds.  The minimum amount of
                    ------------------------------------
any sinking fund payment provided for by the terms of the Subordinated Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such mandatory sinking fund payment is herein referred to as an "optional sinking fund payment." The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date."

     In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Subordinated Securities in cash, the Company may at its option (a) deliver to the Trustee Subordinated Securities of such series theretofore purchased or otherwise acquired

(except upon redemption pursuant to the mandatory sinking fund) by the Company or receive credit for Subordinated Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Subordinated Securities of such series (not previously so credited) redeemed by the Company through any optional redemption provision contained in the terms of such series. Subordinated Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Subordinated Securities.

     On or before the 60/th/ day next preceding each sinking fund payment date for any series, the Company will deliver to the Trustee an Officers' Certificate (which need not contain the statements required by Section 13.03) (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Subordinated Securities of such series and the basis for such credit, (b) stating that none of the Subordinated Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Company intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Company intends to pay on or before the next succeeding sinking fund payment date. Any Subordinated Securities of such series to be credited and required to be delivered to the Trustee in order for the Company to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such Officers' Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable and upon its receipt by the Trustee the Company shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such 60/th/ day, to deliver such Officers' Certificate and Subordinated Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Subordinated Securities of such series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section.

     If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or the equivalent thereof in any Foreign Currency or ECU) or a lesser sum in United States Dollars (or the equivalent thereof in any Foreign Currency or ECU) if the Company shall so request with respect to the Subordinated Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Subordinated Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 (or the equivalent thereof in any Foreign Currency or ECU) or less and the Company makes no such request then it shall be carried over until a sum in excess of $50,000 (or the equivalent thereof in any Foreign Currency or ECU) is available. The Trustee shall select, in the manner provided in Section 3.02, for redemption on such sinking fund payment date a sufficient principal amount of Subordinated Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Company) inform the Company of the serial numbers of the Subordinated Securities of such series (or portions thereof) so selected. Subordinated Securities shall be excluded from eligibility for redemption under this Section if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 60 days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or (b) an entity specifically identified in such Officers' Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. The Trustee, in the name and at the expense of the Company (or the Company, if it shall so notify the Trustee in writing) shall cause notice of redemption of the Subordinated Securities of such series to be given in the manner provided in
Section 3.02 (and with the effect provided in Section 3.03) for the redemption of Subordinated Securities of such series in part at the option of the Company. The amount of any sinking fund payments not so applied or allocated to the redemption of Subordinated Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the Stated Maturity date of the Subordinated Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Subordinated Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Subordinated Securities of such series at its Stated Maturity.

     On or before each sinking fund payment date, the Company shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Subordinated Securities to be redeemed on the next following sinking fund payment date.

     The Trustee shall not redeem or cause to be redeemed any Subordinated Securities of a series with sinking fund moneys or give any notice of redemption of Subordinated Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Subordinated Securities or of any Event of Default except that, where the giving of notice of redemption of any Subordinated Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Subordinated Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default be deemed to have been collected under Article 6 and held for the payment of all such Subordinated Securities. In case such Event of Default shall have been waived as provided in Section 6.09 or the default cured on or before the sixtieth day preceding the sinking fund payment date, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Subordinated Securities.

                                 ARTICLE FOUR

                      PARTICULAR COVENANTS OF THE COMPANY

     SECTION 4.01.  Payment of Principal of and Interest on Subordinated
                    ----------------------------------------------------
Securities.  The Company covenants that it will duly and punctually pay or cause
----------
to be paid the principal of and any interest and premium on each of the Subordinated Securities in accordance with the terms of the Subordinated Securities and in the Coupons, if any, appertaining thereto and this Subordinated Indenture. Except with respect to any Registered Global Subordinated Securities, if the Subordinated Securities of any series bear interest, each installment of interest on the Subordinated Securities of such series may, at the option of the Company, be paid by mailing a check or checks for such interest payable to the Person entitled thereto pursuant to Section
2.07 to the address of such Person as it appears on the Register of such series on the applicable Record Date for such interest payment. The interest on Securities with Coupons attached (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If any temporary Unregistered Security provides that interest thereon may be paid while such Security is in temporary form, the interest on any such temporary Unregistered Security (together with any additional amounts payable pursuant to the terms of such Security) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section
2.03. The interest, if any, on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders thereof and, at the option of the Company, may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the Register of the Company.

     SECTION 4.02.  Corporate Existence of the Company; Consolidation, Merger,
                    ----------------------------------------------------------
Sale or Transfer. The Company covenants that so long as any of the Subordinated
----------------
Securities are Outstanding, it will maintain its existence, will not dissolve, sell or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another Person or permit one or more other Persons to consolidate with or merge into it; provided that the Company may, without violating the covenants in this Section 4.02 contained, consolidate with or merge into another Person or permit one or more other Persons to consolidate with or merge into it, or sell or otherwise transfer to another Person all or substantially all of its assets as an entirety and thereafter dissolve, if the surviving, resulting or transferee Person, as the case may be, (i) shall be organized and existing under the laws of one of the States of the United States of America or the District of Columbia, (ii) assumes, if such Person is not the Company, all of the obligations of the Company hereunder and (iii) is not, after such transaction, otherwise in default under any provisions hereof.

     SECTION 4.03.  Maintenance of Offices or Agencies for Transfer,
                    ------------------------------------------------
Registration, Exchange and Payment of Subordinated Securities.  So long as any
-------------------------------------------------------------
of the Subordinated Securities shall remain Outstanding, the Company covenants that it will maintain an office or agency in either The City of New York, State of New York, or the City and County of San Francisco, State of California, where the Subordinated Securities may be presented for registration, exchange and transfer as in this Subordinated Indenture provided, and where notices and demands to or upon the Company in respect of the Subordinated Securities of any series, the Coupons appertaining thereto or of this Subordinated Indenture may be served, and where the Subordinated Securities may be presented for payment. The Company hereby initially appoints the Trustee its office or agency for each of said purposes. In case the Company shall fail to maintain any such office or agency, presentations and demands may be made and notices may be served at the Corporate Trust Office.

     The Company will maintain one or more agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Securities of any series are listed) where the Unregistered Securities, if any, of each series and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an agency of the Company within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States unless, pursuant to applicable United States laws and regulations then in effect, such payment can be made without adverse tax consequences to the Company. Notwithstanding the foregoing, if full payment in United States Dollars at each agency maintained by the Company outside the United States for payment on such Unregistered Securities or Coupons appertaining thereto is illegal or effectively precluded by exchange controls or other similar restrictions, payments in United States Dollars of Unregistered Securities of any series and coupons appertaining thereto which are payable in United States Dollars may be made at an agency of the Company maintained in The City of New York. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such agency.

     The Company may from time to time designate one or more additional offices or agencies where the Subordinated Securities of a series and any Coupons appertaining thereto may be presented for payment, where the Subordinated Securities of that series may be presented for exchange as provided in this Subordinated Indenture and pursuant to Section 2.04 and where the Registered Subordinated Securities of that series may be presented for registration of transfer as in this Subordinated Indenture provided, and the Company may from time to time rescind any such designation, as the Company may deem desirable or expedient; provided, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain the agencies provided for in this Section. The Company shall give to the Trustee prompt written notice of any such designation or rescission thereof.

     SECTION 4.04.  Appointment to Fill a Vacancy in the Office of Trustee. The
                    ------------------------------------------------------
Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, covenants that it will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee with respect to the Outstanding Subordinated Securities.

     SECTION 4.05.  Duties of Paying Agent.  (a)  If the Company shall appoint a
                    ----------------------
Paying Agent other than the Trustee with respect to Subordinated Securities of any series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 4.05 and Section 11.04, that such Paying Agent will:

          (1) hold all sums held by it as such Payment Agent for the payment of the principal of or interest, if any, on the Subordinated Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Subordinated Securities of such series) in trust for the benefit of the Holders of the Subordinated Securities or the Coupons appertaining thereto entitled to such principal or interest and will notify the Trustee in writing of the receipt of sums to be so held,

          (2) give the Trustee written notice of any failure by the Company (or by any other obligor on the Subordinated Securities of such series) to make any payment of the principal of or interest on the Subordinated Securities of such series when the same shall be due and payable, and

          (3) at any time during the continuance of any Event of Default, upon the written request of the Trustee, deliver to the Trustee all sums so held in trust by it.

     (b) Whenever the Company shall have one or more Paying Agents with respect to the Subordinated Securities of any series, it will, prior to each due date of the principal of or any interest on the Subordinated Securities of such series, deposit with a Paying Agent of such series a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Holders of Subordinated Securities or the Coupons appertaining thereto entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

     (c) If the Company shall act as its own Paying Agent with respect to the Subordinated Securities of any series, it will, on or before each due date of the principal of or interest on the Subordinated Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Subordinated Securities of such series or the Coupons appertaining thereto a sum sufficient to pay such principal or interest so becoming due. The Company will promptly notify the Trustee in writing of any failure to take such action.

     (d) Anything in this Section 4.05 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Subordinated Indenture with respect to one or more or all series of Subordinated Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for such series by it, or any Paying Agent hereunder, as required by this Section 4.05, and such sums are to be held by the Trustee upon the trust herein contained.

     (e) Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Subordinated Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Order, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Subordinated Security or any Coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 4.06.  Notice of Default.
                    -----------------

     (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date of this Subordinated Indenture, a certificate, signed by the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Subordinated Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

     (b) The Company covenants that, within five days after the occurrence thereof, the Company will furnish the Trustee written notice of any event which is an Event of Default or which with the giving of notice or the passage of time or both would constitute an Event of Default which notice shall set forth the nature of such event and the action which the Company proposes to take with respect thereto.

     SECTION 4.07.  Maintenance of Properties.  The Company will cause all
                    -------------------------
properties used in or useful in the conduct of its business to be maintained and kept in good condition, repair, and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all time except to the extent that the Company may be prevented from so doing by circumstances beyond its control; provided, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Company, desirable in the conduct of the business of the Company and not disadvantageous in any material respect to the Subordinated Securityholders.

     SECTION 4.08.  Payment of Taxes and Other Claims.  The Company will pay or
                    ---------------------------------
discharge or cause to be paid or discharged, before the same shall become delinquent: (a) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company; and (b) all lawful claims for labor, materials, and supplies, which, if unpaid, might by law become a lien upon the property of the Company; provided, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings; and provided further that the Company shall not be required to cause to be paid or discharged any such tax, assessment, charge or claim if the Company shall determine that such payment is not advantageous to the conduct of the business of the Company taken as a whole and that the failure so to pay or discharge is not disadvantageous in any material respect to the Subordinated Securityholders.

     SECTION 4.09.  Luxembourg Publications.  In the event of the publication of
                    -----------------------
any notice pursuant to Sections 3.02, 6.10, 7.10(a), 7.11 and 10.02, the party making such publication in the

Borough of Manhattan, The City of New York and London shall also, to the extent that notice is required to be given to Holders of Subordinated Securities of any series by applicable Luxembourg law or stock exchange regulation, as such requirement is evidenced by an Officers' Certificate delivered to such party, make a similar publication in Luxembourg.

                                 ARTICLE FIVE

                SUBORDINATED SECURITYHOLDERS' LISTS AND REPORTS
                        BY THE COMPANY AND THE TRUSTEE

     SECTION 5.01.  Company to Furnish Trustee Information as to the Names and
                    ----------------------------------------------------------
Addresses of Subordinated Securityholders.  The Company will furnish or cause to
-----------------------------------------
be furnished to the Trustee:

     (a) semi-annually, not more than 15 days after each Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Securities as of such Record Date; and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as registrar.

     SECTION 5.02.  Preservation of Information; Communication to Subordinated
                    ----------------------------------------------------------
Securityholders.  (a)  The Trustee shall preserve, in as current a form as is
---------------
reasonably practicable, the names and addresses of the Holders of Subordinated Securities of each series (1) contained in the most recent list furnished to it as provided in Section 5.01, (2) received by the Trustee in the capacity of Paying Agent or registrar (if so acting) and (3) filed with the Trustee within the two preceding years as provided for in Section 5.04(b). The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

     (b) If three or more Holders of Subordinated Securities (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Subordinated Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Subordinated Securities of any series or with Holders of all Subordinated Securities with respect to their rights under this Subordinated Indenture or under such Subordinated Securities, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

          (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this
Section 5.02; or

          (2) inform such applicants as to the approximate number of Holders of Subordinated Securities of such series or all Subordinated Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02, and as to the approximate cost of mailing to such Subordinated Securityholders the form of proxy or other communications, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each of the Holders of Subordinated Securities of such series, or all Subordinated Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Subordinated Securities of such series or all Subordinated Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Subordinated Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every Holder of the Subordinated Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any registrar nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Subordinated Securities in accordance with the provisions of subsection (b) of this Section 5.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

     SECTION 5.03.  Reports by Company.  (a)  The Company covenants and agrees
                    ------------------
to file with the Trustee within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Subordinated Indenture as may be required from time to time by such rules and regulations.

     (c) The Company covenants and agrees to transmit to the Holders of Subordinated Securities within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in subsection (c) of Section
5.04 with respect to reports pursuant to subsection (a) of said Section 5.04, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 5.03 as may be required by rules and regulations prescribed from time to time by the Commission.

     SECTION 5.04.  Reports by Trustee.
                    ------------------

     (a) Within 60 days after May 15 in each year, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Register, a brief report dated as of such May 15, in accordance with, and to the extent required under, Section 313 of the Trust Indenture Act.

     (b) Reports pursuant to this Section 5.04 shall be transmitted by mail (i) to all Holders of Subordinated Securities of any series, as the names and addresses of such Holders shall appear upon the Register of the Subordinated Securities of such series, (ii) to such Holders of Subordinated Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose and (iii), except in the case of reports pursuant to subsection (b) of this Section 5.04, to each Holder whose name and address are preserved at the time by the Trustee as provided in Section 5.02(a) hereof.

     (c) A copy of each such report shall, at the time of such transmission to Subordinated Securityholders, be filed by the Trustee with each stock exchange upon which the Subordinated Securities of any series are listed and also with the Commission. The Company will notify the Trustee when and as the Subordinated Securities of any series become listed on any stock exchange.

                                  ARTICLE SIX

                    REMEDIES OF THE TRUSTEE AND SUBORDINATED
                      SECURITYHOLDERS ON EVENT OF DEFAULT

     SECTION 6.01.  Events of Default; Acceleration, Waiver of Default and
                    ------------------------------------------------------
Restoration of Position and Rights.  The term "Event of Default," whenever used
----------------------------------
herein with respect to any particular series of Subordinated Securities, shall mean any one of the following events:

     (a) default in the payment of any installment of interest on any Subordinated Security of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; provided, however, that an extension of one or more Interest Payment Dates by the Company in accordance with the provisions of any Supplemental Subordinated Indenture shall not constitute an Event of Default; or

     (b) default in the payment of all or any part of the principal of or any premium on any Subordinated Security of such series as and when the same shall become due and payable whether at maturity, by proceedings for redemption, by declaration or otherwise; provided, however, that an extension of the Stated Maturity for payment of principal of Subordinated Securities of such series in accordance with the provisions of any Supplemental Subordinated Indenture shall not constitute an Event of Default; or

     (c) default in the satisfaction of any sinking fund payment obligation relating to such series of Subordinated Securities, when and as such obligation shall become due and payable; provided, however, that an extension of the Stated Maturity for payment of any sinking fund payment with respect to Subordinated Securities of such series in accordance with the provisions of any Supplemental Subordinated Indenture shall not constitute an Event of Default; or

     (d) failure on the part of the Company to observe or perform any other of the covenants or agreements on its part to be observed or performed in the Subordinated Securities or in this Subordinated Indenture (including any Supplemental Subordinated Indenture or pursuant to any Officers' Certificate, as contemplated by Section 2.03), other than a covenant or agreement which has been expressly included in or pursuant to this Subordinated Indenture solely for the benefit of the Holders of the Subordinated Securities of one or more series of Subordinated Securities other than that series, and continuance of such failure for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of not less than 25% in principal amount at maturity of the Subordinated Securities of such series at the time Outstanding under this Subordinated Indenture, a written notice specifying such failure and stating that such notice is a "Notice of Default" hereunder; or

     (e) the entry by a court having jurisdiction in the premises of a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, if such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (f) the commencement by the Company of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the Company's consent to the entry of an order for relief in any involuntary case under any such law, or its consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for any substantial part of its property, or the making by the Company of any general assignment for the benefit of creditors, or its failure generally to pay its debts as they become due or the taking by the Company of any corporate action in furtherance of any of the foregoing; or

     (g) any other Event of Default provided in the Officers' Certificate or Supplemental Subordinated Indenture under which such series of Subordinated Securities is issued.

     If an Event of Default described in clause (a), (b) or (c) shall have occurred and be continuing with respect to any one or more series of Outstanding Subordinated Securities, then and in each and every such case, unless the principal amount of all the Subordinated

Securities of each series as to which there is an Event of Default shall have already become due and payable, either the Trustee or the Holders of not less than 25% in principal amount at maturity of the Subordinated Securities of such series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Company (and to the Trustee, if given by Subordinated Securityholders) may declare the principal amount (or, if the Subordinated Securities of any such series are Original Issue Discount Subordinated Securities, such portion of the principal amount as may be specified in the terms of such series) of all the Subordinated Securities of such series, together with any accrued interest, to be due and payable immediately, and upon any such declaration the same shall be immediately due and payable, anything in this Subordinated Indenture or in the Subordinated Securities of such series contained to the contrary notwithstanding.

     Except as otherwise provided in the terms of any series of Subordinated Securities pursuant to Section 2.03, if an Event of Default described in clause
(d) or (g) above with respect to all series of Subordinated Securities then Outstanding occurs and is continuing, then, and in each and every such case, unless the principal of all of the Subordinated Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount at maturity of all of the Subordinated Securities then Outstanding hereunder (treated as one class) by notice in writing to the Company (and to the Trustee, if given by Securityholders) may declare the entire principal (or, if the Subordinated Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all of the Subordinated Securities then Outstanding, and the interest accrued thereon, if any, to be due and payable immediately, and upon such declaration, the same shall become immediately due and payable. If an Event of Default described in clause (e) or (f) above occurs and is continuing, then the principal amount of all of the Subordinated Securities then Outstanding, and the interest accrued thereon, if any, shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

     If an Event of Default described in clause (d) or (g) occurs and is continuing, which Event of Default is with respect to less than all series of Subordinated Securities then Outstanding, then, and in each and every such case, except for any series of Subordinated Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount at maturity of the Subordinated Securities of each such affected series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Company (and to the Trustee, if given by Securityholders) may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable.

     The foregoing provisions, however, are subject to the condition that if, at any time after the principal amount (or, if the Subordinated Securities are Original Issue Discount Subordinated Securities, such portion of the principal as may be specified in the terms thereof of the Subordinated Securities of any one or more series (or of all the Subordinated Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of moneys due shall have been obtained or entered as hereinafter provided, the

Company shall (1) pay or shall deposit with the Trustee a sum sufficient to pay:
(a) all matured installments of interest upon all the Subordinated Securities of such series (or upon all the Subordinated Securities, as the case may be); (b) the principal of any and all Subordinated Securities of such series (or of any and all the Subordinated Securities, as the case may be) which shall have become due otherwise than by declaration (with interest on overdue installments of interest to the extent permitted by law and on such principal at the rate or rates of interest borne by, or prescribed therefor in the Subordinated Securities of such series to the date of such payment or deposit); (c) interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit; and (d) all amounts payable to the Trustee under Section 7.06 and (2) any and all defaults under the Subordinated Indenture with respect to Subordinated Securities of such series (or all Subordinated Securities, as the case may be), other than the non-payment of principal of and any accrued interest on Subordinated Securities of such series (or any Subordinated Securities, as the case may be) which shall have become due by declaration, shall have been cured, remedied or waived as provided in Section 6.09 -- then, and in every such case, the Holders of a majority in principal amount at maturity of the Subordinated Securities of such series (or of all the Subordinated Securities, as the case may be) then Outstanding (such series or all series voting as one class if more than one series are so entitled), by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

     For all purposes under this Subordinated Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

     In case the Trustee shall have proceeded to enforce any right under this Subordinated Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then, and in every such case, the Company, the Trustee and the Holders of the Subordinated Securities of such series (or of all the Subordinated Securities, as the case may be) shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee and the Holders of the Subordinated Securities of such series (or of all the Subordinated Securities, as the case may be) shall continue as though no such proceedings had been taken.

     SECTION 6.02.  Covenant of Company to Pay to Trustee Whole Amount Due on
                    ---------------------------------------------------------
Subordinated Securities on Default in Payment of Interest or Principal.  The
----------------------------------------------------------------------
Company covenants that:

          (a) in case default shall be made in the payment of any installment of interest on any of the Subordinated Securities of any series as and when the same shall become due and payable and which payment has not been extended in accordance with the provisions of a Supplemental Subordinated Indenture, and such default shall have continued for a period of 30 days; or

          (b) in case default shall be made in the payment of all or any part of the principal of any of the Subordinated Securities of any series when the same shall have become due and payable and which payment has not been extended in accordance with the provisions of a Supplemental Subordinated Indenture, whether at the Stated Maturity of such series or by any call for redemption or by declaration of acceleration or otherwise; or

          (c) in case default shall be made in the satisfaction of any sinking fund obligation when and as such obligation becomes due and payable and which payment has not been extended in accordance with the provisions of a Supplemental Subordinated Indenture;

          upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of the Subordinated Securities of such series, the whole amount that then shall have become due and payable on all such Subordinated Securities of such series and such Coupons, for principal (and any premium) and interest and for any overdue sinking fund payment together with interest upon the overdue principal and installments of interest (to the extent permitted by law) at the rate or rates of interest borne by or Yield to Maturity (in the case of Original Issue Discount Subordinated Securities), or prescribed therefor in, the Subordinated Securities of such series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expense of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 7.06.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor upon such Subordinated Securities, and collect in the manner provided by law out of the property of the Company or any other obligor upon such Subordinated Securities wherever situated the moneys adjudged or decreed to be payable.

     If an Event of Default with respect to Subordinated Securities of any series occurs and is continuing, the Trustee may, in its discretion, proceed to protect and enforce its rights and the rights of the Holders of Subordinated Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Subordinated Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 6.03.  Trustee May File Proofs of Claim.  In case of the pendency
                    --------------------------------
of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Company or any other obligor upon the Subordinated Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Subordinated Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

          (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Subordinated Securities (or, if the Subordinated Securities are Original Issue Discount Subordinated Securities, such portion of the principal amount as may be specified in the terms of such Subordinated Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due to the Trustee under Section 7.06) and of the Holders allowed in such judicial proceeding; and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.06.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Subordinated Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 6.04.  Trustee May Enforce Claims Without Possession of
                    ------------------------------------------------
Subordinated Securities.  All rights of action and claims under this
-----------------------
Subordinated Indenture or the Subordinated Securities of any series or Coupons appertaining to such Subordinated Securities may be prosecuted and enforced by the Trustee to the fullest extent permitted by law without the possession of any of the Subordinated Securities of any series or Coupons appertaining to such Subordinated Securities, or the production thereof in any proceeding relating thereto and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due to the Trustee under Section 7.06, be for the ratable benefit of the Holders of the Subordinated Securities or Coupons in respect of which such judgment has been recovered.

     SECTION 6.05.  Application of Moneys Collected by Trustee.  Any moneys
                    ------------------------------------------
collected by the Trustee pursuant to Article Six shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several

Subordinated Securities or Coupons appertaining to such Subordinated Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due to the Trustee under Section 7.06;

          SECOND: In case the principal of the Outstanding Subordinated Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of any interest on such Subordinated Securities, in the order of the maturity of the installments of such interest, with interest upon the overdue installments of interest (so far as permitted by law and to the extent that such interest has been collected by the Trustee at the rate or rates of interest borne by or Yield to Maturity (in the case of Original Issue Discount Subordinated Securities) of such Subordinated Securities or prescribed therefor therein) such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

          THIRD: In case the principal of the Outstanding Subordinated Securities in respect of which such moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Subordinated Securities for principal and interest, if any, with interest on the overdue principal and any installments of interest (so far as permitted by law and to the extent that such interest has been collected by the Trustee) at the rate or rates of interest borne by or Yield to Maturity (in the case of Original Issue Discount Subordinated Securities), or prescribed therefor in, such Subordinated Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Subordinated Securities, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest, or of any Subordinated Security over any other Subordinated Security, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

          FOURTH: To the payment of the remainder, with appropriate interest, to the Company or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

     SECTION 6.06.  Limitation on Suits by Holders of Subordinated Securities.
                    ---------------------------------------------------------
No Holder of any Subordinated Security of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Subordinated Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Subordinated Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless: (1) such Holder previously shall have given to the Trustee written notice of a continuing Event of Default with respect to Subordinated Securities of that series, as hereinbefore provided; (2) the Holders of not less than 25% in principal amount at maturity of the Subordinated Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder; (3) such Holder or Holders, as the case may be, shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request (including the reasonable fees of counsel for the Trustee); (4) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed or refused to institute any such action, suit or proceeding; and (5) no direction inconsistent with such written request shall have been given to the Trustee by a majority in principal amount at maturity of the Subordinated Securities of such series then Outstanding pursuant to this Section 6.06; it being understood and intended, and being expressly covenanted by the taker and Holder of every Subordinated Security or Coupon with every other taker and Holder and the Trustee, that no one or more Holders of Subordinated Securities of any series or Coupons appertaining to such Subordinated Securities shall have any right in any manner whatever by virtue, or by availing, of any provision of this Subordinated Indenture to affect, disturb or prejudice the rights of the Holders of any other of such Subordinated Securities or Coupons appertaining to such Subordinated Securities, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Subordinated Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Subordinated Securities of the applicable series and Coupons appertaining to such Subordinated Securities. For the protection and enforcement of the provisions of this Section 6.06, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Notwithstanding any other provisions in this Subordinated Indenture, the right of any Holder of any Subordinated Security or Coupon to receive payment of the principal of and interest on such Subordinated Security or Coupon on or after the respective due dates expressed in such Subordinated Security (or, in the case of redemption, on or after the date fixed for redemption), or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     SECTION 6.07.  Rights and Remedies Cumulative.  All powers and remedies
                    ------------------------------
given by this Article Six to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Subordinated Indenture, and no delay or omission of the Trustee or of any Holder of any of the Subordinated Securities or Coupons to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.06, every power and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 6.08.  Delay or Omission Not Waiver.  No delay or omission of the
                    ----------------------------
Trustee or of any Holder of any Subordinated Securities or Coupons to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Subject to the provisions of Section 6.06, every right and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 6.09.  Control by Holders; Waiver of Past Defaults.  The Holders of
                    -------------------------------------------
a majority in principal amount at maturity of the Subordinated Securities of all series (voting as one class) at the time Outstanding (determined as provided in Section 8.04) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, (1) such direction shall not be in conflict with any rule of law or with this Subordinated Indenture, expose it to personal liability or be unduly prejudicial to the rights of Holders not parties to such direction, and (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction by the Holders.

     The Company may set a special record date for purposes of determining the identity of the Holders of Subordinated Securities entitled to vote or consent to any action by vote or consent authorized or permitted by this Section 6.09. Such record date shall be the later of 15 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 5.01 of this Subordinated Indenture prior to such solicitation.

     The Holders of not less than a majority in principal amount at maturity of the Subordinated Securities of any series at the time Outstanding (determined as provided in Section 8.04) may, on behalf of the Holders of all the Subordinated Securities of such series, waive any past Event of Default with respect to such series and its consequences (subject to Section 6.02), except a continuing Event of Default specified in Section 6.01(a), (b) or (c), or in respect of a covenant or provision of this Subordinated Indenture which under Article Ten cannot be modified or amended without the consent of the Holder of each Subordinated Security so affected. Upon any such waiver, the Company, the Trustee and the Holders of the Subordinated Securities of such series shall be restored to their former positions and rights hereunder, respectively, and such Event of Default shall be deemed to have been cured and not continuing for every purpose of this Subordinated Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

     SECTION 6.10.  Trustee to Give Notice of Defaults Known to it, but May
                    -------------------------------------------------------
Withhold in Certain Circumstances.  The Trustee shall, within 90 days after the
---------------------------------
occurrence of a default with respect to the Subordinated Securities of any series, give notice of all defaults with respect to that series known to the Trustee (i) if any Unregistered Subordinated Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 4.09, at least once in an Authorized Newspaper in Luxembourg) and (ii) to all Holders of Subordinated Securities of such series in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, unless in each case such default(s) shall have been cured before the mailing or publication of such notice (the term "default" for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided, that, except in the case of default in the payment of the principal of or interest on any of the Subordinated Securities of such series, or in the payment of any sinking fund installment on such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Subordinated Securityholders of such series.

     SECTION 6.11.  Requirement of an Undertaking to Pay Costs in Certain Suits
                    -----------------------------------------------------------
Under the Subordinated Indenture or Against the Trustee.  All parties to this
-------------------------------------------------------
Subordinated Indenture agree, and each Holder of any Subordinated Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Subordinated Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.11 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder of Subordinated Securities of any series, or group of such Holders, holding in the aggregate more than ten percent in principal amount at maturity of the Subordinated Securities of such series Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or any interest or premium on any Subordinated Security, on or after the due date expressed in such Subordinated Security or for such interest (or in the case of any redemption, on or after the dated fixed for redemption).

     SECTION 6.12.  Waiver of Stay, or Extension Laws.  The Company covenants
                    ---------------------------------
(to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereinafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE SEVEN

                             CONCERNING THE TRUSTEE

     SECTION 7.01.  Certain Duties and Responsibilities of Trustee.
                    ----------------------------------------------

     (a) Except during the continuance of an Event of Default with respect to the Subordinated Securities of any series:

     (1) the Trustee undertakes to perform, with respect to Subordinated Securities of such series, such duties and only such duties as are specifically set forth in this Subordinated Indenture, and no implied covenants or obligations shall be read into this Subordinated Indenture against the Trustee; and

     (2) in the absence of bad faith on the part of the Trustee the Trustee may with respect to Subordinated Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Subordinated Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Subordinated Indenture;

     (b) In case an Event of Default with respect to Subordinated Securities of any series has occurred and is continuing, the Trustee shall exercise, with respect to Subordinated Securities of such series, such of the rights and powers vested in it by this Subordinated Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his or her own affairs;

     (c) No provision of this Subordinated Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, provided, however, that:

          (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Subordinated Securities pursuant to Section 6.09 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Subordinated Indenture with respect to Subordinated Securities of such series; and

          (4) none of the provisions contained in this Subordinated Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Subordinated Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 7.02.  Certain Rights of Trustee.  Except as otherwise provided in
                    -------------------------
Section 7.01:

     (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, note, coupon, other evidence of indebtness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Company Order (unless other evidence in respect thereof shall be herein specifically prescribed); and any resolution of the Board of Directors shall be sufficiently evidenced to the Trustee by a Board Resolution;

     (c) Whenever in the administration of this Subordinated Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Subordinated Indenture at the request, order or direction of any of the Subordinated Securityholders of any series, pursuant to this Subordinated Indenture, unless such Subordinated Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request, order or direction;

     (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company personally or by agent or attorney;

     (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

     (h) The Trustee shall not be charged with knowledge of any Event of Default with respect to the Subordinated Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee assigned to its Issuer Services department (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Subordinated Securities or by any Holder of such Subordinated Securities.

     SECTION 7.03.  Trustee Not Responsible for Recitals or Application of
                    ------------------------------------------------------
Proceeds.  The recitals contained herein and in the Subordinated Securities
--------
(other than the Trustee's certificate of authentication on the Subordinated Securities) and in any Coupon shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Subordinated Indenture or of the Subordinated Securities or Coupons, except that the Trustee represents that is it duly authorized to execute and deliver this Subordinated Indenture, authenticate the Subordinated Securities and perform its obligations hereunder. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of any of the Subordinated Securities or of the proceeds thereof.

     SECTION 7.04.  Trustee May Own Subordinated Securities or Coupons.  The
                    --------------------------------------------------
Trustee, any Authenticating Agent, any Paying Agent, registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Subordinated Securities and Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, registrar or such other agent.

     SECTION 7.05.  Moneys Received by Trustee to be Held in Trust.  Moneys held
                    ----------------------------------------------
by the Trustee, in trust need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     SECTION 7.06.  Trustee Entitled to Compensation, Reimbursement and
                    ---------------------------------------------------
Indemnity.  The Company agrees:  (1) to pay to the Trustee from time to time
---------
reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of any express trust); (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Subordinated Indenture (including the reasonable compensation and the expenses and disbursements of its agents, counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith; and (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its duties. The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Subordinated Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Subordinated Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest or redemption premium on particular Subordinated Securities.

     SECTION 7.07.  Disqualification; Conflicting Interest.  The Trustee shall
                    --------------------------------------
comply with the terms of Section 310(b) of the Trust Indenture Act.

     SECTION 7.08.  Requirements for Eligibility of Trustee.  There shall always
                    ---------------------------------------
be at least one Trustee hereunder that is a Person organized and doing business as a bank or trust company under the laws of the United States of America or any state thereof or of the District of Columbia, or any other Person permitted by the Trust Indenture Act to act as a trustee under an indenture qualified under the Trust Indenture Act and authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State or District of Columbia authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor on the

Subordinated Securities or Person directly or indirectly controlling, controlled by or under common control with such obligor shall serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08, the Trustee shall resign immediately in the manner and with the effect specified in this Article Seven.

     SECTION 7.09.  Resignation and Removal of Trustee; Appointment of
                    --------------------------------------------------
Successor.

     (a) The Trustee may at any time resign with respect to the Subordinated Securities of one or more series by giving written notice of resignation to the Company. If the instruments of acceptance by a successor Trustee required by
Section 7.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Subordinated Securities of such series.

     (b)  In case at any time any of the following shall occur:

          (1) the Trustee shall fail to comply with the provisions of Section
7.08 after written request therefor by the Company or by any Subordinated Securityholder who has been a bona fide Holder of a Subordinated Security or Subordinated Securities of the applicable series for at least six months; or

          (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Subordinated Securityholder; or

          (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

          (4) the Company shall determine that the Trustee has failed to perform its obligations under this Subordinated Indenture in any material respect,

          then, in any such case, the Company may remove the Trustee or, subject to the provisions of Section 6.11, any Subordinated Securityholder who has been a bona fide Holder of a Subordinated Security or Subordinated Securities of the affected series for at least six months may, on such Person's behalf and on behalf of all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series.

     (c) The Holders of a majority in principal amount at maturity of the Subordinated Securities Outstanding (determined as provided in Section 8.04) may at any time by an Act of the Holders, remove the Trustee and appoint a successor Trustee by written instrument or instruments signed by such Holders or their attorneys-in-fact duly authorized, or by the affidavits of the permanent chairman and secretary of a meeting of the Subordinated Securityholders evidencing the vote upon a resolution or resolutions submitted thereto with respect to such removal and appointment (as provided in Article Nine), and by delivery thereof to the Trustee so removed, to the successor Trustee and to the Company.

     (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Subordinated Securities of one or more series, the Company, authorized by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Subordinated Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Subordinated Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Subordinated Securities of any particular series) and shall comply with the applicable requirements of
Section 7.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Subordinated Securities of any series shall be appointed by an Act of the Holders, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
Section 7.10, become the successor Trustee with respect to the Subordinated Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Subordinated Securities of any series shall have been so appointed by the Company or the Holders of Subordinated Securities and accepted appointment in the manner required by Section 7.10, any Holder of a Subordinated Security who has been a bona fide Holder of a Subordinated Security of such series for at least six months may, on behalf of such Person and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Subordinated Securities of such series.

     SECTION 7.10.  Acceptance of Appointment by Successor Trustee.
                    ----------------------------------------------

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment. Thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or on the request of the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder; provided, that such property and money shall continue to be subject to any lien in favor of the retiring Trustee provided for in Section 7.06.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Subordinated Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Subordinated Securities of one or more series shall execute and deliver a Supplemental Subordinated Indenture wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Subordinated Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Subordinated Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Subordinated Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Subordinated Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such Supplemental Subordinated Indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any or other such Trustee; and upon the execution and delivery of such Supplemental Subordinated Indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or on the request of any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien provided for in Section 7.06, with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor trustee shall accept appointment as provided in this
Section 7.10 unless at the time of such acceptance such successor Trustee shall be qualified under the provisions of Section 7.07 and eligible under the provisions of Section 7.08.

     (e) Upon acceptance of appointment by a successor Trustee as provided in this Section 7.10, the Company shall give notice of the resignation of the retiring Trustee and the appointment of the successor Trustee (a) if any Unregistered Subordinated Securities of a series affected are then Outstanding, to the Holders thereof by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 4.09, at least once in an Authorized Newspaper in Luxembourg), (b) if any Unregistered Subordinated Securities of a series affected are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act, by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Company for such purpose) and (c) to the Holders of Registered Subordinated Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the Register. If the Company fails to give such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

     SECTION 7.11.  Successor to Trustee by Merger, Consolidation or Succession
                    -----------------------------------------------------------
to Business.  Any Person into which the Trustee may be merged or converted or
-----------
with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be qualified under the provisions of Section 7.07 and eligible under the provisions of Section 7.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Subordinated Indenture any of the Subordinated Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Subordinated Securities so authenticated; and in case at that time any of the Subordinated Securities shall not have been authenticated, any successor to the Trustee may authenticate such Subordinated Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Subordinated Securities or in this Subordinated Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Subordinated Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     SECTION 7.12.  Preferential Collection of Claims Against Company.  If and
                    -------------------------------------------------
when the Trustee shall be or become a creditor of the Company (or any obligor upon the Subordinated Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

     SECTION 7.13.  Appointment of Authenticating Agent.  As long as any
                    -----------------------------------
Subordinated Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Company an authenticating agent (the "Authenticating Agent") with respect to one or more series of Subordinated Securities which shall be authorized to act on behalf of the Trustee to authenticate Subordinated Securities of such series, including Subordinated Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.09. Subordinated Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Subordinated Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Subordinated Indenture to the authentication and delivery of Subordinated Securities of any series by the Trustee or to the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a certificate of authentication executed on behalf of the Trustee by such Authenticating Agent. Each Authenticating Agent shall at all times be a Person organized and doing business under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $45,000,000 (determined in the same manner as provided in Section 7.08) and subject to supervision or examination by Federal or State authority.

     Any Person into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Subordinated Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company.

     Upon receiving such a notice of resignation or upon such a termination, or in case in any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.12 with respect to one or more series of Subordinated Securities, the Trustee may, by an instrument in writing, appoint with the approval of the Company a successor Authenticating Agent and the Company shall provide notice of such appointment to all Holders of Subordinated Securities of such series in the manner and to the extent provided in Section 13.02. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Company agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation.

     If an appointment is made with respect to one or more series pursuant to this Section, the Subordinated Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication substantially in the following form:

     This is one of the Subordinated Securities of the series designated therein referred in the within-mentioned Subordinated Indenture.

                                     HSBC Bank USA, as Trustee

                                     By ________________________________________
                                                         As Authenticating Agent

                                     By ________________________________________
                                                              Authorized Officer

     Sections 7.02, 7.03, 7.04, 7.06, 7.09(b) and 8.03 shall be applicable to any Authenticating Agent.

                                 ARTICLE EIGHT

                  CONCERNING THE SUBORDINATED SECURITYHOLDERS

     SECTION 8.01.  Evidence of Action by Subordinated Securityholders. Whenever
                    --------------------------------------------------
in this Subordinated Indenture it is provided that the Holders of a specified percentage in principal amount at maturity of the Subordinated Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Subordinated Securityholders in Person or by agent or proxy appointed in writing, or (b) by the record of such Holders of Subordinated Securities voting in favor thereof at any meeting of such Subordinated Securityholders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Subordinated Securityholders.

     SECTION 8.02.  Proof of Execution of Instruments and of Holding of
                    ---------------------------------------------------
Subordinated Securities.  Subject to the provisions of Sections 7.01, 7.02 and
-----------------------
9.05, proof of the execution of any instrument by a Subordinated Securityholder or such Holder's agent or proxy and proof of the holding by any Person of any of the Subordinated Securities shall be sufficient if made in the following manner:

     (a) The fact and date of the execution by any such Person of any instrument may be proved in any reasonable manner acceptable to the Trustee;

     (b) The ownership of Subordinated Securities of any series (including Registered Global Subordinated Securities) shall be proved by the Register of such Subordinated Securities of such series, or by certificates of the Subordinated Security registrar or registrars thereof.

     The Trustee shall not be bound to recognize any Person as a Subordinated Securityholder unless and until such Person's title to the Subordinated Securities held by it is proved in the manner in this Article Eight provided.

     The record of any Subordinated Securityholders' meeting shall be proved in the manner provided in Section 9.06.

     The Trustee may accept such other proof or require such additional proof of any matter referred to in this Section 8.02 as it shall deem reasonable.

     SECTION 8.03.  Who May be Deemed Owners of Subordinated Securities. Prior
                    ---------------------------------------------------
to due presentment for transfer of any Subordinated Security, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Person in whose name such Subordinated Security shall be registered upon the Register of Subordinated Securities of the series of which such Subordinated Security is a part as the absolute owner of such Subordinated Security (whether or not such Subordinated Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and interest, subject to the provisions of this Subordinated Indenture, on such Subordinated Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Holder for the time being, or upon such Holder's order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability of moneys payable upon any such Subordinated Security. The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder of any Unregistered Subordinated Security and the Holder of any Coupon as the absolute owner of such Unregistered Subordinated Security or Coupon (whether or not such Unregistered Subordinated Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon its order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Unregistered Subordinated Security or Coupon.

     No holder of any beneficial interest in any Registered Global Subordinated Security held on its behalf by the Depository (or its nominee) shall have any rights under this Subordinated Indenture with respect to such Registered Global Subordinated Security or any Subordinated Security represented thereby, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such Registered Global Subordinated Security or any Subordinated Security represented thereby for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Registered Global Subordinated Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     SECTION 8.04.  Subordinated Securities Owned by the Company or Controlled
                    ----------------------------------------------------------
or Controlling Persons Disregarded for Certain Purposes.  In determining whether
-------------------------------------------------------
the Holders of the requisite principal amount at maturity of Subordinated Securities have concurred in any demand, direction, request, notice, vote, consent, waiver or other action under this Subordinated Indenture, Subordinated Securities which are owned by the Company or any other obligor on the Subordinated Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Subordinated Securities shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, provided that for the purposes of determining whether the Trustee shall be protected in relying on any such demand, direction, request, notice, vote, consent, waiver or other action, only Subordinated Securities which a Responsible Officer of the Trustee assigned to its Corporate Trust Office knows are so owned shall be so disregarded. Subordinated Securities so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 8.04, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Subordinated Securities and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor.

     Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Subordinated Securities, if any, known by the Company to be owned or held by or for the account of the Company or any other obligor on the

Subordinated Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Subordinated Securities; and, subject to the provisions of
Section 7.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Subordinated Securities not listed therein are Outstanding for the purpose of any such determination.

     SECTION 8.05.  Instruments Executed by Subordinated Securityholders Bind
                    ---------------------------------------------------------
Future Holders.  At any time prior to (but not after) the evidencing to the
--------------
Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage in principal amount at maturity of the Subordinated Securities specified in this Subordinated Indenture in connection with such action, any Holder of a Subordinated Security which is shown by the evidence to be included in the Subordinated Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Subordinated Security. Except as aforesaid, any such action taken by the Holder of any Subordinated Security and any direction, demand, request, notice, waiver, consent, vote or other action of the Holder of any Subordinated Security which by any provisions of this Subordinated Indenture is required or permitted to be given shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Subordinated Security, and of any Subordinated Security issued in lieu thereof, irrespective of whether any notation in regard thereto is made upon such Subordinated Security. Any action taken by the Holders of the percentage in principal amount at maturity of the Subordinated Securities of any or all series specified in this Subordinated Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all of the Subordinated Securities of such series subject, however, to the provisions of Section 7.01.

                                 ARTICLE NINE

                    SUBORDINATED SECURITYHOLDERS' MEETINGS

     SECTION 9.01.  Purposes for Which Meetings May be Called.  A meeting of
                    -----------------------------------------
Holders of Subordinated Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

          (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders of Subordinated Securities of any or all series, as the case may be, pursuant to any of the provisions of Article Six;

          (b) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article Seven;

          (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

          (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified principal amount at maturity of the Subordinated Securities of any or all series, as the case may be, under any other provision of this Subordinated Indenture or under applicable law.

     SECTION 9.02.  Manner of Calling Meetings.  The Trustee may at any time
                    --------------------------
call a meeting of Subordinated Securityholders to take any action specified in
Section 9.01, to be held at such time and at such place in The City of New York, as the Trustee shall determine. Notice of every meeting of Subordinated Securityholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given in the manner provided in Section 13.12 not less than 20 nor more than 60 days prior to the date fixed for the meeting.

     SECTION 9.03.  Call of Meeting by the Company or Subordinated
                    ----------------------------------------------
Securityholders.  In case at any time the Company pursuant to a Board
---------------
Resolution, or the Holders of not less than ten percent in principal amount at maturity of the Subordinated Securities of any or all series, as the case may be, then Outstanding, shall have requested the Trustee to call a meeting of Holders of Subordinated Securities of any or all series, as the case may be, to take any action authorized in Section 9.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given notice of such meeting within 20 days after receipt of such request, then the Company or such Holders of Subordinated Securities in the amount above specified may determine the time and place in either the City and County of San Francisco, California or The City of New York, for such meeting and may call such meeting to take any action authorized in Section 9.01, by notice thereof as provided in Section 9.02.

     SECTION 9.04.  Who May Attend and Vote at Meetings.  To be entitled to vote
                    -----------------------------------
at any meeting of Subordinated Securityholders of Subordinated Securities of any series, a Person shall (a) be a Holder of one or more Outstanding Subordinated Securities of such series; or (b) be a Person appointed by an instrument in writing as proxy by such Holder of one or more Outstanding Subordinated Securities of such series. The only Persons who shall be entitled to be present or to speak at any meeting of Subordinated Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 9.05.  Regulations May be Made by Trustee; Conduct of the Meeting;
                    -----------------------------------------------------------
Voting Rights; Adjournment.  Notwithstanding any other provisions of this
--------------------------
Subordinated Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Subordinated Securityholders of such series, in regard to proof of the holding of Subordinated Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Subordinated Securities shall be proved in the manner specified in Section 8.02. and the appointment of any proxy shall be proved in the manner specified in said
Section 8.02; provided, however, that such regulations may provide that written instruments appointing proxies regular on their face, may be presumed valid and genuine without the proof hereinabove or in said Section 8.02 specified.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Subordinated

Securityholders as provided in Section 9.03, in which case the Company or the Subordinated Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a vote of the Persons entitled to vote a majority in principal amount of the Outstanding Subordinated Securities of such series represented at the meeting.

     Subject to the provisions of Section 8.04, at any meeting each Subordinated Securityholder or proxy shall be entitled to one vote for each $1,000 or $5,000 (or [Euro] 1,000 or [Euro] 5,000) principal amount (in the case of Original Issue Discount Subordinated Securities, such principal amount shall be equal to such portion of the principal amount as may be specified in the terms of such series) of Subordinated Securities of such series held or represented by such Holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Subordinated Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Subordinated Securities held by such Person or instruments in writing as aforesaid duly designating such Person as the Person to vote on behalf of other Subordinated Securityholders. Any meeting of Subordinated Securityholders duly called pursuant to the provisions of Section 9.02 or 9.03 at which a quorum is present may be adjourned from time to time, and the meeting may be held so adjourned without further notice.

     At any meeting of Subordinated Securityholders of such series, the presence of Persons holding or representing Subordinated Securities of such series in principal amount at maturity sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the Persons holding or representing a majority in principal amount at maturity of the Subordinated Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

     SECTION 9.06.  Manner of Voting at Meetings and Record to be Kept. The vote
                    --------------------------------------------------
upon any resolution submitted to any meeting of Subordinated Securityholders of such series shall be by written ballots on which shall be subscribed the signatures of the Holders of Subordinated Securities of such series or of their representatives by proxy and the principal amount or principal amounts at maturity of the Subordinated Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Subordinated Securityholders of such series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall show the principal amount or principal amounts at maturity of the Subordinated Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one copy thereof shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     SECTION 9.07.  Exercise of Rights of Trustee and Subordinated
                    ----------------------------------------------
Securityholders Not to be Hindered or Delayed.  Nothing in this Article Nine
---------------------------------------------
contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Subordinated Securityholders of any series or any rights expressly or impliedly conferred hereunder to make such call, any hindrances or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Subordinated Securityholders of any series under any of the provisions of this Subordinated Indenture or of the Subordinated Securities.

                                  ARTICLE TEN

                     SUPPLEMENTAL SUBORDINATED INDENTURES

     SECTION 10.01.  Purposes for Which Supplemental Subordinated Indentures May
                     -----------------------------------------------------------
be Entered into Without Consent of Subordinated Securityholders. Without the
---------------------------------------------------------------
consent of the Holders of any Subordinated Securities, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into one or more subordinated indentures supplemental hereto (which shall comply with the provisions of the Trust Indenture Act as then in effect) for one or more of the following purposes:

     (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Subordinated Securities of one or more series any property or assets;

     (b) to evidence the succession of another Company to the Company or successive successions and the assumption by the successor Company of the covenants, agreements and obligations of the Company herein and in the Subordinated Securities and Coupons;

     (c) to add to the covenants of the Company for the benefit of the Holders of all or any series of Subordinated Securities or Coupons (and if such covenants are to be for the benefit of less than all series of Subordinated Securities, stating that such covenants are expressly being included solely for the benefit of such series), and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants an Event of Default permitting the enforcement of all or any of the several remedies provided in this Subordinated Indenture as herein set forth; provided, however, that in respect to any such additional covenant, such Supplemental Subordinated Indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

     (d) to add or change any of the provisions of this Subordinated Indenture to such extent as shall be necessary to facilitate the issuance of Subordinated Securities in (i) global form or (ii) bearer form, registerable or not registerable as to principal or principal and interest, and with or without coupons;

     (e) to change or eliminate any of the provisions of this Subordinated Indenture; provided, however, that any such change or elimination shall become effective only when there is no Subordinated Security of any series Outstanding created prior to the execution of such Supplemental Subordinated Indenture which is entitled to the benefit of such provision;

     (f) to establish the form or terms of Subordinated Securities of any series or the Coupons appertaining to such Subordinated Securities as permitted by Sections 2.01 and 2.03;

     (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Subordinated Securities of one or more series, to contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Subordinated Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and to add to or change any of the provisions of this Subordinated Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.10; and

     (h) to cure any ambiguity or to correct or supplement any provisions contained herein or in any Supplemental Subordinated Indenture which may be defective or inconsistent with any other provision contained herein or in any Supplemental Subordinated Indenture, or to make such other provisions in regard to matters or questions arising under this Subordinated Indenture or any Supplemental Subordinated Indenture; provided that such other provisions shall not be inconsistent with the provisions of this Subordinated Indenture and shall not adversely affect the interests of the Holders of the Subordinated Securities of any series or related Coupons.

     SECTION 10.02.  Modification of Subordinated Indenture With Consent of
                     ------------------------------------------------------
Holders of Subordinated Securities.  With the consent (evidenced as provided in
----------------------------------
Section 8.01) of the Holders of not less than a majority in principal amount at maturity of the Subordinated Securities of all series at the time Outstanding (determined as provided in Section 8.04) affected by such Supplemental Subordinated Indenture (voting as one class), the Company, when authorized by a Board Resolution (which Board Resolution may provide general terms or parameters for such action and may provide that the special terms of such action may be determined in accordance with or pursuant to a Company Order), and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall comply with the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Subordinated Indenture or of any Supplemental Subordinated Indenture or of modifying in any manner the rights of the Holders of the Subordinated Securities of each such series or the Coupons appertaining to such Subordinated Securities; provided, however, that no such Supplemental Subordinated Indenture shall, without the consent of the Holders of each Outstanding Subordinated Security or Coupons affect thereby:

     (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Subordinated Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Subordinated Security or any other Subordinated Security which would be due and payable upon a declaration of acceleration of the Stated Maturity thereof pursuant to Section 6.01, or change any place of payment where, or the coin or currency in which, any Subordinated Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the date fixed for redemption), or modify the provisions of this Subordinated Indenture with respect to this subordination of the Subordinated Securities in a manner adverse to the Holders, or

     (b) Reduce the percentage in principal amount at maturity of the Outstanding Subordinated Securities the consent of the Holders of which is required for any such Supplemental Subordinated Indenture, or the consent of the Holders of which is required for any waiver (of compliance with certain provisions of this Subordinated Indenture or certain defaults hereunder and their consequences) provided for in this Subordinated Indenture, or

     (c) Change the time of payment or reduce the amount of any minimum sinking account or fund payment, or

     (d) Modify any of the provisions of this Section 10.02, except to increase any such percentage or to provide that certain other provisions of this Subordinated Indenture cannot be modified or waived without the consent of the Holder of each Subordinated Security affected thereby.

     A Supplemental Subordinated Indenture which changes or eliminates any covenant or other provision of this Subordinated Indenture which has expressly been included solely for the benefit of one or more particular series of Subordinated Securities, or which modifies the rights of Holders of Subordinated Securities of such series, or of Coupons appertaining to such Subordinated Securities, with respect to such covenant or provision, shall be deemed not to affect the rights under this Subordinated Indenture of the Holders of Subordinated Securities of any other series or of the Coupons appertaining to such Subordinated Securities.

     Upon the written request of the Company, accompanied by a copy of a Board Resolution (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to a Company Order) certified by the Secretary or an Assistant Secretary of the Company authorizing the execution and delivery of any such Supplemental Subordinated Indenture, and upon the filing with the Trustee of evidence of the consent of the Holders of the Subordinated Securities as aforesaid and other documents, if any, required by Section 8.01, the Trustee shall join with the Company in the execution of such Supplemental Subordinated Indenture unless such Supplemental Subordinated Indenture affects the Trustee's own rights, duties, liabilities or immunities under this Subordinated Indenture or otherwise, in which case the Trustee may, in its discretion, but shall not be obligated to, enter into such Supplemental Subordinated Indenture.

     It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed Supplemental Subordinated Indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution by the Company and the Trustee of any Supplemental Subordinated Indenture pursuant to the provisions to this Section, the Company shall give notice thereof to the Holders in the manner set forth in
Section 13.12.

     SECTION 10.03.  Effect of Supplemental Subordinated Indentures.  Upon the
                     ----------------------------------------------
execution of any Supplemental Subordinated Indenture pursuant to the provisions of this Article Ten, this Subordinated Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Subordinated Indenture of the Trustee, the Company and the Holders of Subordinated Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such Supplemental Subordinated Indenture shall be and be deemed to be part of the terms and conditions of this Subordinated Indenture for any and all purposes.

     In executing or accepting the additional trusts created by any Supplemental Subordinated Indenture permitted by this Article or the modification thereby of the trusts created by this Subordinated Indenture, the Trustee shall be entitled to receive, and subject to Section 315 of the Trust Indenture Act shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such Supplemental Subordinated Indenture is authorized or permitted by this Subordinated Indenture, the Supplemental Subordinated Indenture complies with the provisions of this Article Ten and that the Subordinated Securities affected by the Supplemental Subordinated Indenture, when such Subordinated Securities are authenticated and delivered by the Trustee and executed and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will be valid and binding obligations of the Company, except as any rights thereunder may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

     SECTION 10.04.  Subordinated Securities May Bear Notation of Changes by
                     -------------------------------------------------------
Supplemental Subordinated Indentures.  Subordinated Securities authenticated and
------------------------------------
delivered after the execution of any Supplemental Subordinated Indenture pursuant to the provisions of this Article Ten, or after any action taken at a Subordinated Securityholders' meeting pursuant to Article Nine, may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such Supplemental Subordinated Indenture or as to any action taken at any such meeting. If the Company or the Trustee shall so determine, new Subordinated Securities so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Subordinated Indenture contained in any such Supplemental Subordinated Indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Subordinated Securities then Outstanding.


                                ARTICLE ELEVEN

                             DISCHARGE; DEFEASANCE

     SECTION 11.01.  Satisfaction and Discharge of Subordinated Indenture.
                     ----------------------------------------------------

          (A) If at any time (i) the Company shall have paid or caused to be paid the principal of and interest on all the Subordinated Securities of any series Outstanding hereunder and all unmatured Coupons appertaining thereto (other than Subordinated Securities of such series and Coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09) as and when the same shall have become due and payable, or (ii) the Company shall have delivered to the Trustee for cancellation all Subordinated Securities of any series theretofore authenticated and all unmatured Coupons appertaining thereto (other than any Subordinated Securities of such series and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.09) or (iii) in the case of any series of Subordinated

Securities where the exact amount (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (b) below, (a) all the Subordinated Securities of such series and all unmatured Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (b) the Company shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust the entire amount in (i) cash (other than moneys repaid by the Trustee or any Paying Agent to the Company in accordance with Section 11.04), (ii) in the case of any series of Subordinated Securities the payments on which may only be made in United States Dollars, direct obligations of the United States of America, backed by its full faith and credit ("U.S. Government Obligations"), maturing as to principal and interest at such times and in such amounts as will insure the availability of cash sufficient to pay at such maturity or upon such redemption, as the case may be, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay
(a) the principal and interest on all Subordinated Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (b) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Subordinated Indenture and the Subordinated Securities of such series; (x) the principal and interest on all Subordinated Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (y) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Subordinated Indenture and the Subordinated Securities of such series; and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company and the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Subordinated Indenture have been satisfied, then this Subordinated Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Subordinated Securities of such series and of Coupons appertaining thereto and the Company's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Subordinated Securities or Coupons, (iii) rights of Holders of Subordinated Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefore (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) any optional redemption rights of such series of Subordinated Securities to the extent to be exercised to make such call for redemption within one year, (v) the rights of the Holders of Subordinated Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (vi) the obligations of the Company under
Section 4.03) and the Trustee, on written demand of the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Subordinated Indenture; provided, that the rights of Holders of the Subordinated Securities and Coupons to receive amounts in respect of principal of and interest on the Subordinated Securities and Coupons held by them shall not be delayed longer than required by then applicable mandatory rules or policies of any securities exchange or automated quotation system upon which the Subordinated Securities are listed. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Subordinated Indenture or the Subordinated Securities of such series.

          Notwithstanding the satisfaction and discharge of this Subordinated Indenture, the obligations of the Company to the Trustee under Section 7.06 shall survive.

          (B) The following provisions shall apply to the Subordinated Securities of each series unless specifically otherwise provided in an Officers' Certificate or Supplemental Subordinated Indenture provided pursuant to Section
2.03. In addition to discharge of the Subordinated Indenture pursuant to the next preceding paragraph, in the case of any series of Subordinated Securities the exact amounts (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (a) below, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Subordinated Securities of such a series and the Coupons appertaining thereto on the date of the deposit referred to in clause (a) below, and the provisions of this Subordinated Indenture with respect to the Subordinated Securities of such series and Coupons appertaining thereto shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Subordinated Securities of such series and of Coupons appertaining thereto and the Company's right of optional redemption, if any,
(ii) substitution of mutilated, defaced, destroyed, lost or stolen Subordinated Securities or Coupons, (iii) rights of Holders of Subordinated Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) any optional redemption rights of such series of Subordinated Securities to the extent to be exercised to make such call for redemption within one year, (v) the rights of the Holders of Subordinated Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) the obligations of the Company under Section 4.03) and the Trustee, at the expense of the Company, shall at the Company's written request, execute proper instruments acknowledging the same, if

          (a) with reference to this provision the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Subordinated Securities of such series and Coupons appertaining thereto (i) cash in an amount, or (ii) in the case of any series of Subordinated Securities the payments on which may only be made in United States Dollars, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (a) the principal and interest on all Subordinated Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (b) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Subordinated Indenture and the Subordinated Securities of such series;

          (b) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound;

          (c) the Company has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Company has received from, or there has been published by, the IRS a ruling or (y) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Subordinated Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for United States Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and

          (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.

          (C) The Company shall be released from its obligations under Sections
4.02 and unless otherwise provided for in the Officers' Certificate or Supplemental Subordinated Indenture establishing such series of Subordinated Securities, from all covenants and other obligations referred to in Section 2.03(18) or 2.03(20) with respect to such series of Subordinated Securities, and any Coupons appertaining thereto, Outstanding on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Subordinated Securities of any series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such Sections, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 6.01, but the remainder of this Subordinated Indenture and such Subordinated Securities and Coupons shall be unaffected thereby. The following shall be the conditions to application of this subsection C of this Section 11.01:

          (a) The Company has irrevocably deposited or caused to be deposited with the Trustee in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Subordinated Securities of such series and coupons appertaining thereto, (i) cash in an amount, or (ii) in the case of any series of Subordinated Securities the payments on which may only be made in United States Dollars, U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (a) the principal and interest on all Subordinated Securities of such series and Coupons appertaining thereof and (b) any mandatory sinking fund payments on the day on which such payments are due and payable in accordance with the terms of the Subordinated Indenture and the Subordinated Securities of such series;

          (b) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Subordinated Securities shall have occurred and be continuing on the date of such deposit;

          (c) Such covenant defeasance shall not cause the Trustee to have a conflicting interest for purposes of the Trust Indenture Act with respect to any securities of the Company;

          (d) Such covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Subordinated Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (e) Such covenant defeasance shall not cause any Subordinated Securities then listed on any registered national securities exchange under the Exchange Act to be delisted;

          (f) The Company shall have delivered to the Trustee an Officers' Certificate and Opinion of Counsel to the effect that the Holders of the Subordinated Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for United States Federal income tax purposes as a result of such covenant defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

          (g) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

     SECTION 11.02.  Application by Trustee of Funds Deposited for Payment of
                     --------------------------------------------------------
Subordinated Securities.  Subject to Section 11.04, all moneys deposited with
-----------------------
the Trustee (or other trustee) pursuant to Section 11.01 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of the particular Subordinated Securities of such series and of Coupons appertaining thereto for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

     SECTION 11.03.  Repayment of Moneys Held by Paying Agent.  In connection
                     ----------------------------------------
with the satisfaction and discharge of this Subordinated Indenture with respect to Subordinated Securities of any series, all moneys then held by any Paying Agent under the provisions of this Subordinated Indenture with respect to such series of Subordinated Securities shall, upon written demand of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

     SECTION 11.04.  Return of Moneys Held by Trustee and Paying Agent Unclaimed
                     -----------------------------------------------------------
for Two Years.  Any moneys deposited with or paid to the Trustee or any Paying
-------------
Agent for the payment of the principal of and any premium and interest on any Subordinated Security and any series of Coupons attached thereto and not so applied but remaining unclaimed for two years after such principal of and any premium and interest has become due and payable shall be paid to the Company on Company Order and the Holder of such Subordinated Security of such series and of any Coupons appertaining thereto shall thereafter look only to the Company for any payment which such Holder may be entitled to collect and all liability of the Trustee and such Paying Agent with respect to such moneys shall thereupon cease.

     SECTION 11.05.  Indemnity for U.S. Government of Obligations.  The Company
                     --------------------------------------------
shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to
Section 11.01 or the principal or interest received in respect of such obligations.

                                 ARTICLE TWELVE

               IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
                                 AND DIRECTORS

     SECTION 12.01.  Incorporators, Stockholders, Officers and Directors of
                     ------------------------------------------------------
Company Exempt From Individual Liability.  No recourse under or upon any
----------------------------------------
obligation, covenant or agreement of this Subordinated Indenture, or of any Subordinated Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Subordinated Indenture and the obligations issued hereunder are solely corporate obligations, and that no personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Subordinated Indenture or in any of the Subordinated Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Subordinated Indenture or in any of the Subordinated Securities or implied therefrom are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Subordinated Indenture and the issue of such Subordinated Securities.

                               ARTICLE THIRTEEN

                           MISCELLANEOUS PROVISIONS

     SECTION 13.01.  Successors and Assigns of the Company bound by Subordinated
                     -----------------------------------------------------------
Indenture.  All the covenants, stipulations, promises and agreements in this
---------
Subordinated Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 13.02.  Notices; Effectiveness.  Any request, authorization,
                     ----------------------
direction, consent, election, waiver, notice, demand or other document which by any provision of this Subordinated Indenture is required or permitted to be given or served to or on the

Trustee or to or on the Depository shall be sufficient for every purpose hereunder if in writing and electronically communicated or hand delivered or sent by overnight courier or sent by facsimile transmission (followed by first-class postage prepaid mail), addressed to the relevant party as provided in this
Section 13.02.

     All communications intended for the Company shall be sent to:

                         Exodus Communications, Inc.
                         2831 Mission College Boulevard
                         Santa Clara, CA 95054
                         Attention: General Counsel
                         Fax Number: (408) 346-2206

     All communications intended for the Trustee shall be sent to:

                         HSBC Bank USA
                         140 Broadway, 12/th/ Floor
                         New York, NY 10005
                         Attention: Todd Niemy
                         Fax Number: (212) 658-6425

or at any other address of which any of the foregoing shall have notified the others in any manner prescribed in this Section 13.02.

     For all purposes of this Subordinated Indenture, a notice or communication will be deemed effective:

     (a) if delivered by hand or sent by overnight courier, on the day it is delivered; provided that, if (i) that day is not a Business Day in the city specified (a "Local Business Day") in the address for notice provided by the recipient or (ii) delivered after the close of business on a Local Business Day, then such notice or communication will be deemed effective on the next succeeding Local Business Day; or

     (b) if sent by facsimile transmission, on the date transmitted; provided that, oral or written confirmation of receipt must be obtained by the sender unless the date of transmission and confirmation is not a Local Business Day, in which case, such notice or communication will be deemed effective on the next succeeding Local Business Day.

     Any request, authorization, direction, consent, election, waiver notice, demand or other document made upon, furnished to, filed with, given or served to or upon the Trustee of a series of Subordinated Securities by any Holder of a Subordinated Security of such series or by the Company shall be sufficient for every purpose hereunder, if given, made, furnished, filed or served in writing at the Corporate Trust Office in accordance with the provisions of this Section 13.02.

     Any request, authorization, direction, consent, election, waiver, notice, demand or other document made upon, furnished to, filed with, given or served upon the Depository shall be sufficient, for every purpose herender, if given given or served in writing in accordance with the provisions of this Section 13.02 at the address shown for such Depository in the Register or at such other address as the Depository shall have provided for purposes of notice.

     SECTION 13.03.  Compliance Certificates and Opinions.  Upon any request or
                     ------------------------------------
application by the Company to the Trustee to take any action under any of the provisions of this Subordinated Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Subordinated Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such request or application as to which the furnishing of such documents is specifically required by any provision of this Subordinated Indenture relating to such particular request or application, no additional certificate or opinion need be furnished.

     Each certificate or opinion delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Subordinated Indenture (other than a certificate provided pursuant to Section 5.03(d)), shall include (a) a statement that each Person making such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of each such Person, he or she has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

     Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate, statements or opinion or representations with respect to the matters upon which such certificate, statement or opinion may be based as aforesaid are erroneous. Any certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon the certificate, statement or opinion of or representations by an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate, statement or opinion or representations with respect to the matters are erroneous.

     Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate, statement or opinion or representations with respect to the accounting matters upon which his or her certificate or opinion may be based as aforesaid are erroneous. Any certificate or opinion of any firm of independent public accountants filed with the Trustee shall contain a statement that such firm is independent.

     SECTION 13.04.  Days on Which Payment to be Made, Notice Given or Other
                     -------------------------------------------------------
Action Taken.  If any date on which a payment is to be made, a notice is to be
------------
given or other action is to be taken hereunder is not a Business Day in the municipality in which the payment, notice or other action is to be made, given or taken, then such payment, notice or other action shall be made, given or taken on the next succeeding Business Day in such municipality, and, in the case of any payment, no interest shall accrue for the delay.

     SECTION 13.05.  Provisions Required by Trust Indenture Act to Control.  If
                     -----------------------------------------------------
and to the extent that any provision of this Subordinated Indenture limits, qualifies or conflicts with another provision which is required or deemed to be included in this Subordinated Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control.

     SECTION 13.06.  Governing Law.  THIS SUBORDINATED INDENTURE AND EACH
                     -------------
SUBORDINATED SECURITY AND COUPON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONTRARY CONFLICT OF LAWS OR CHOICE OF LAW PROVISIONS OF THE LAW OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION.

     SECTION 13.07.  Effect of Headings.  The Article and Section headings
                     ------------------
herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 13.08.  Subordinated Securities in a Foreign Currency or in ECU.
                     -------------------------------------------------------
Unless otherwise specified in an Officers' Certificate delivered pursuant to
Section 2.03 of this Subordinated Indenture with respect to a particular series of Subordinated Securities, whenever for purposes of this Subordinated Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount at maturity of Subordinated Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Subordinated Securities of any series which are denominated in a currency (including ECU's) other than United States Dollars, then the principal amount of Subordinated Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of United States Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 13.08, "Market Exchange Rate" shall mean the United States Dollar buying rate in The City of New York at 12:00 p.m. (New York City time) for cable transfers of that currency as published by the Federal Reserve Bank of New York; provided, in the case of ECUs, "Market Exchange Rate" shall mean the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, in the case of ECUs, the rate of exchange as published in the Journal, as of the most recent available date, or quotations or, in the case of ECUs, rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of the ECU shall be Brussels, Belgium, or such other quotations or, in the case of ECU, rates of exchange as the Trustee shall deem appropriate.
The provisions of this paragraph shall apply in determining the equivalent principal amount at maturity in respect of Subordinated Securities of a series denominated in a currency other than United States Dollars in connection with any action taken by Holders of Subordinated Securities pursuant to the terms of this Subordinated Indenture.

     All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absense of willful misconduct, gross negligence or bad faith, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Company and all Holders.

     SECTION 13.09.  Judgment Currency.  The Company agrees, to the fullest
                     -----------------
extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Subordinated Securities of any series (the "Required Currency"), into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a Business Day in The City of New York, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Business Day in The City of New York preceding the day on which final unappealable judgment is entered and (b) its obligations under this Subordinated Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Subordinated Indenture.

     SECTION 13.10.  Provisions of the Subordinated Indenture and Subordinated
                     ---------------------------------------------------------
Securities for the Sole Benefit of the Parties and the Subordinated
-------------------------------------------------------------------
Securityholders.  Nothing in this Subordinated Indenture or in the Subordinated
---------------
Securities or Coupons, expressed or implied, shall give or be construed to give any Person, other than the parties hereto, their successors hereunder and the Holders of the Subordinated Securities and Coupons, any benefit or any legal or equitable right, remedy or claim under or in respect of this Subordinated Indenture, all its covenants, conditions and provisions being for the sole benefit of the parties hereto, their successors hereunder and the Holders of the Subordinated Securities.

     SECTION 13.11.  Acts of Holders; Record Dates.  Any request, demand,
                     -----------------------------
authorization, direction, notice, consent, waiver or other action provided or permitted by this Subordinated Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Subordinated

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

Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

     The ownership of Subordinated Securities shall be proved by the Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Subordinated Security of a series shall bind every future Holder of the same Subordinated Security of a series and the Holder of every Subordinated Security of a series issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Subordinated Security.

     The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Subordinated Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Subordinated Indenture to be given, made or taken by Holders of Subordinated Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Subordinated Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount at maturity of Outstanding Subordinated Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount at maturity of Outstanding Subordinated Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, this Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Subordinated Securities of the relevant series in the manner set forth in Section 13.12.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Subordinated Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 6.01, (iii) any request to institute proceedings referred to in Section 6.06(2) or (iv) any direction referred to in
Section 6.09, in each case with respect to Subordinated Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Subordinated Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount at maturity of Outstanding Subordinated Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount at maturity of Outstanding Subordinated Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 13.12.

     With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Subordinated Securities of the relevant series in the manner set forth in Section 13.12, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Subordinated Security may do so with regard to all or any part of the principal amount of such Subordinated Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

     SECTION 13.12.  Notices and Demands on Holders of Subordinated Securities
                     ---------------------------------------------------------
and Coupons.
-----------

     Where this Subordinated Indenture provides for notice to Holders of Registered Subordinated Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class mail, postage prepaid, to each Holder entitled thereto, at its last address as it appears in the Register.

     Where this Subordinated Indenture provides for notice to Holders of Unregistered Subordinated Securities, such notice shall be sufficiently given (unless otherwise expressly provided herein) (i) by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and at least once in an Authorized Newspaper in London (and if required by Section 4.09, once in an Authorized Newspaper in Luxembourg), and
(ii) by mailing such notice to the Holders of Unregistered Subordinated Securities who have filed their names and addresses with the Trustee pursuant to
Section 313(c)(2) of the Trust Indenture Act at such addresses as were so furnished to the Trustee.

     In any case where notice to such Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Subordinated Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Holders when such notice is required to the given pursuant to any provision of this Subordinated Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     SECTION 13.13.  Separability.  In any case any provision in this
                     ------------
Subordinated Indenture or in the Subordinated Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof or thereof, as the case may be, shall not in any way be affected or impaired thereby.

     SECTION 13.14.  Subordinated Indenture May be Executed in Counterparts.
                     ------------------------------------------------------
This Subordinated Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.


                               ARTICLE FOURTEEN

                          SUBORDINATION OF SECURITIES

     SECTION 14.01.  Subordinated Securities Subordinated to Senior
                     ----------------------------------------------
Indebtedness.  The Company covenants and agrees, and each Holder of Subordinated
------------
Securities, by its acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Subordinated Securities and the payment of the principal of (and premium, if any) in respect of each and all of the Subordinated Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of Senior Indebtedness.

     In the event (a) of any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise, except a distribution in connection with a member or consolidation or a conveyance or transfer of all or substantially all of the properties of the Company which complies with the requirements of Section 4.02, or (b) that a default shall have occurred and be continuing with respect to the payment of principal of (or premium, if any) in respect of any Senior Indebtedness, or (c) that the principal of the Subordinated Securities of any series (or in the case of Original Issue Discount Subordinated Securities, the portion of the principal amount thereof referred to in Section 6.01) shall have been declared due and payable pursuant to Section
6.01 and such declaration shall not have been rescinded and annulled as provided in Section 6.01, then:

     (1) in a circumstance described in the foregoing clause (a) or (b), the holders of all Senior Indebtedness, and in the circumstance described in the foregoing clause (c), the holders of all Senior Indebtedness outstanding at the time the principal of such Subordinated Securities (or in the case of Original Issue Discount Subordinated Securities, such portion of the principal amount) shall have been so declared due and payable, shall first be entitled to receive payment of the full amount due thereon in respect of principal, premium (if any), interest, or provision shall be made for such payment in money or money's worth, before the Holders of any of the Subordinated Securities are entitled to receive any payment on account of the principal of (or premium, if any) or interest payable in respect of the indebtedness evidenced by the Subordinated Securities;

     (2) any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other Person provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article with respect to the securities, to the payment of all Senior Indebtedness, provided that the rights of the holders of the Senior Indebtedness are not altered by such reorganization or readjustment), to which the Holders of any of the Subordinated Securities would be entitled except for the provisions of this Article shall be paid or delivered by the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefore) to the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the indebtedness evidenced by the Subordinated Securities under this Subordinated Indenture; and

     (3) in the event that, notwithstanding the foregoing, any payment by, or distribution of assets of, the Company of any kind of character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustments the payment of which is subordinate, at least to the extent provided in this Article with respect to the Subordinated Securities, to the payment of all Senior Indebtedness, provided that the rights of the holders of Senior Indebtedness are not altered by such reorganization or readjustment), shall be received by the Holders of any of the Subordinated Securities before all Senior Indebtedness is paid in full, such payment or distribution shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness.

     SECTION 14.02.  Subrogation.  Subject to the payment in full of all Senior
                     -----------
Indebtedness to which the indebtedness evidenced by the Subordinated Securities is in the circumstances subordinated as provided in Section 14.01, the Holders of the Subordinated Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or Subordinated Securities of the Company applicable to such Senior Indebtedness until all amounts owing on the Subordinated Securities shall be paid in full, and, as between the Company, its creditors other than holders of such Senior Indebtedness, and the Holders of the Subordinated Securities, no such payment or distribution made to the holders of such Senior Indebtedness by virtue of this Article which otherwise would have been made to the Holders of the Subordinated Securities shall be deemed to be a payment by the Company on account of such Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Subordinated Securities, on the one hand, and the holders of Senior Indebtedness.

     SECTION 14.03.  Obligation of the Company Unconditional.  Nothing contained
                     ---------------------------------------
in this Article or elsewhere in this Subordinated Indenture or in the Subordinated Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Subordinated Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Subordinated Securities the principal of (and premium, if any) and interest payable in the respect of the Subordinated Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Subordinated Securities and creditors of the Company other than the holders of Senior Indebtedness nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Subordinated Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or Subordinated Securities of the Company received upon the exercise of any such remedy.

     Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Subordinated Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other person making any payment or distribution, delivered to the Trustee or to the Holders of the Subordinated Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article.

     SECTION 14.04.  Payments on Subordinated Securities Permitted.  Nothing
                     ---------------------------------------------
contained in this Article or elsewhere in this Subordinated Indenture, or in any of the Subordinated Securities, shall affect the obligation of the Company to make, or prevent the Company from making, payment of the principal of (or premium, if any) or interest payable in respect of the Subordinated Securities in accordance with the provisions hereof and thereof, except as otherwise provided in this Article.

     SECTION 14.05.  Effectuation of Subordination by Trustee.  Each Holder of
                     ----------------------------------------
the Subordinated Securities, by its acceptance thereof, authorizes and directs the Trustee in its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

     SECTION 14.06.  Knowledge of Trustee.  Notwithstanding the provisions of
                     --------------------
this Article or any other provisions of this Subordinated Indenture, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment or moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company, any Holder of Subordinated Securities, any paying or conversion agent of the Company or the holder or representative of any class of Senior Indebtedness; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which, by the terms hereof, any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Subordinated Security) then, anything herein contained to the contrary notwithstanding, the Trustee shall have all power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it during or after such three Business Day period.

     SECTION 14.07.  Trustee May Hold Senior Indebtedness.  The Trustee in its
                     ------------------------------------
individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 313 of the Trust Indenture Act or elsewhere in this Subordinated Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article shall subordinate any claims of, or payments to, the Trustee (under or pursuant to Section 7.06) to Senior Indebtedness.

     SECTION 14.08.  Rights of Holders of Senior Indebtedness Not Impaired.  No
                     -----------------------------------------------------
right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any non-compliance by the Company with the terms, provisions and covenants of this Subordinated Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                           [Signature page follows]

     IN WITNESS WHEREOF, EXODUS COMMUNICATIONS, INC. has caused this Subordinated Indenture to be signed by its Chairman of the Board or any Vice-Chairmen of the Board or its President or Chief Financial Officer or one of its Vice-Presidents and HSBC BANK USA has caused this Subordinated Indenture to be signed by one of its Vice-Presidents, all as of the day and year first written above.

                                    EXODUS COMMUNICATIONS, INC.


                                    By /s/ Adam W. Wegner
                                      ----------------------------------
                                          Senior Vice President,
                                          Legal and Corporate Affairs,
                                          General Counsel and Secretary

                                    HSBC BANK USA, as Trustee


                                    By /s/ Eli Shaashua
                                      ----------------------------------
                                          Vice-President